UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-06515

Morgan Stanley Global Fixed Income Opportunities Fund
(Exact name of registrant as specified in charter)

522 Fifth Avenue, New York, New York			10036
(Address of principal executive offices)			(Zip code)

John H. Gernon 522 Fifth Avenue, New York, New York 10036
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-296-0289

Date of fiscal year end:	October 31,

Date of reporting period:	October 31, 2017

Item 1 - Report to Shareholders

Trustees

Frank L. Bowman
Kathleen A. Dennis
Nancy C. Everett
Jakki L. Haussler
Dr. Manuel H. Johnson
Joseph J. Kearns
Michael F. Klein
Patricia Maleski
Michael E. Nugent, Chair of the Board
W. Allen Reed
Fergus Reid

Officers

John H. Gernon
President and Principal Executive Officer

Timothy J. Knierim
Chief Compliance Officer

Francis J. Smith
Treasurer and Principal Financial Officer

Mary E. Mullin
Secretary

Michael J. Key
Vice President

Transfer Agent

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Trustees

Perkins Coie LLP
30 Rockefeller Plaza
New York, New York 10112

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Sub-Adviser

Morgan Stanley Investment Management Limited
25 Cabot Square, Canary Wharf
London, E14 4QA, England

This report is submitted for the general information of the shareholders of the Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its Prospectus. The Fund's Statement of Additional Information contains additional information about the Fund, including its trustees. It is available, without charge, by calling (800) 548-7786.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus. Please read the Prospectus carefully before investing.

Morgan Stanley Distribution, Inc., member FINRA.

© 2017 Morgan Stanley

DINANN
1959874 EXP. 12.31.18

INVESTMENT MANAGEMENT

Morgan Stanley Global Fixed Income Opportunities Fund

Annual Report

October 31, 2017

Morgan Stanley Global Fixed Income Opportunities Fund

Table of Contents

Welcome Shareholder	3
Fund Report	4
Performance Summary	10
Expense Example	12
Portfolio of Investments	14
Statement of Assets and Liabilities	41
Statement of Operations	42
Statements of Changes in Net Assets	44
Notes to Financial Statements	45
Financial Highlights	67
Report of Independent Registered Public Accounting Firm	73
Investment Advisory Agreement Approval	74
Privacy Notice	77
Trustee and Officer Information	82

Welcome Shareholder,

We are pleased to provide this Annual report, in which you will learn how your investment in Morgan Stanley Global Fixed Income Opportunities Fund (the "Fund") performed during the latest twelve-month period. It includes an overview of the market conditions and discusses some of the factors that affected performance during the reporting period. In addition, the report contains financial statements and a list of portfolio holdings.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

This material must be preceded or accompanied by a prospectus for the fund being offered.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

Fund Report (unaudited)

For the year ended October 31, 2017

Total Return for the 12 Months Ended October 31, 2017
Class A	Class B	Class L	Class I	Class C	Class IS
6.66%	5.84%	6.41%	6.93%	5.76%	6.99%
Total Return for the 12 Months Ended October 31, 2017
Bloomberg Barclays Global Aggregate (Hedged USD) Index[1]	Global Fixed Income Opportunities Blend Index[2]	Bloomberg Barclays Global Aggregate Index[3]	Lipper Global Income Funds Index[4]
1.23%	–1.88%	1.18%	3.53%

The performance of Morgan Stanley Global Fixed Income Opportunities Fund's (the "Fund") six share classes varies because each has different expenses. The Fund's total returns assume the reinvestment of all distributions but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. See Performance Summary for standardized performance and benchmark information.

Market Conditions

The 12-month reporting period was characterized by a steady grind tighter in credit markets, despite pockets of intra-year volatility as concerns about global growth, monetary policy, geopolitical tensions, and commodities caused temporary market weaknesses. All of these periods, however, were brief and have resulted in positive performance in credit spreads over the period, as strong technicals and demand for the asset class mitigated any potential softness in the market.

Global treasury yields generally rose over the period, with U.S. Treasury 10-year yields climbing 55 basis points (bps), German bund 10-year yields climbing 20 bps, and Japanese government bond 10-year yields rising

12 bps.(i) In the final quarter of 2016, the surprise Trump win in the United States dominated the news flow in November and pervasively impacted global rates, credit spreads, and equity markets. Financial market conditions changed rapidly as investors priced in the inflationary impact of anticipated fiscal stimulus, reduced trade, and a more aggressive Federal Reserve (Fed). In the U.S., shorter maturities continued to rise as the Fed increased the target federal funds rate by 75 bps over the period. Longer maturity yields fluctuated in a relatively narrow band post-election through the end of the period.

Performance Analysis

Morgan Stanley Global Fixed Income Opportunities Fund changed its benchmark from Bloomberg Barclays Global Aggregate Index to Bloomberg Barclays Global Aggregate (Hedged USD) Index, effective market open on January 1, 2017. The Fund's Performance Linked benchmark, the Global Fixed Income Opportunities Blend Index, reflects the performance of the Bloomberg Barclays Global Aggregate Index (unhedged USD) from the beginning of the fiscal period to December 31, 2016 and the performance of the Bloomberg Barclays Global Aggregate (Hedged USD) Index for the periods thereafter to October 31, 2017.

All share classes of the Fund outperformed the Bloomberg Barclays Global Aggregate (Hedged USD) Index, the Global Fixed Income Opportunities Blend Index, the Bloomberg Barclays Global Aggregate Index, and the Lipper Global Income Funds Index for the 12 months ended October 31, 2017, assuming no deduction of applicable sales charges.

(i)  Source: Bloomberg L.P., October 31, 2017

Benign economic performance of major countries and low interest rates, due to continued aggressive central bank actions, led to strong demand for bonds that offer additional yields over government securities. The result was strong performance in most credit sectors. The Fund benefited from overweights to these better-performing credit sectors — namely, investment-grade and high-yield corporates, convertibles, emerging market debt, asset-backed securities, and non-agency residential and commercial mortgage-backed securities (MBS).

The largest contributor to positive performance was the Fund's allocation to non-agency residential mortgage-backed securities (RMBS). Non-agency MBS spreads continued their tightening trend, posting strong gains, while cash flow and credit performance continued to improve. Fundamental U.S. housing market and mortgage market conditions remained positive. National home prices continued to rise, and despite the recent increases in home prices, U.S. homes remain affordable from a historical perspective when comparing median incomes against the cost of owning a median-priced home. Commercial mortgage-backed securities (CMBS) exposure was also a positive contributor as the sector performed well despite headwinds late in the period. Negative retail news continued to weigh on the CMBS sector with Toys R Us being the latest major retailer to file for bankruptcy. Uncertainty over impacts from Hurricanes Harvey, Irma, and Maria also continued to put some pressure on CMBS. Spreads for non-retail and non-hurricane-affected CMBS generally continued to perform reasonably well.

Within interest rate and currency positions, the Fund benefited from emerging markets exposure, particularly rate positions in Brazil, Indonesia, and Argentina. However, these gains were partially offset by currency weakness in Brazil, South Africa, and Argentina. Exposure to peripheral European debt was beneficial, with gains from rate exposure in Greece, Portugal, and Cyprus. Interest rate swap exposure was beneficial in the period, while short credit default swap exposure, used to partially hedge high yield exposure, detracted. A short Australian dollar position also detracted from performance in the period.

We continue to overweight spread product (non-government bonds) as we believe the yield advantage could provide attractive returns over the near term. Specifically, we continue to hold securitized debt (primarily RMBS and CMBS), investment grade credit with a focus on financials, high yield credit (though this was mitigated by a short credit default swap position), convertibles, and emerging market external debt. We also hold global sovereign debt from both emerging and developed nations, including peripheral debt in Portugal and Greece. We believe valuations, relative to fundamentals, have been attractive for these segments.

Though U.S. inflation could stay muted, we believe a possible change in the Fed's reaction function might lead to a more aggressive pace of Fed hikes, which could lead short-term U.S. Treasury yields to rise. We expect the Fed to hike rates in December 2017. We are more agnostic on U.S. Treasury 10-year yields. A more aggressive Fed, better growth and possible tax reform could push longer-term yields higher. However, geopolitical noise and wobbles in growth or inflation data are risks to this view.

The European Central Bank, as well as the performance of German government bonds, could also impact global treasury markets. In the remainder of 2017, German bonds may not only respond to economic conditions, but also to a preplanned exit of quantitative easing (QE) and the possibility of less negative interest rates in 2018. As such, we believe German yields could rise toward year-end. Peripheral European bonds are likely to remain well bid and narrow in spread with Germany. However, continued flare-ups in political risks could weigh on yields, with the German coalition formation, Catalonia independence movement and Italian general elections the current sources of uncertainty.

In terms of currencies, we believe risk-reward now tilts away from being short/underweight the U.S. dollar. The recent dollar depreciation looks overextended, and the Fed seems to be changing its reaction function toward a faster pace of tightening, which could support the dollar. Particularly against the euro, we believe the dollar has fallen much farther than justified by relative rate or growth differentials. Europe in general has been strengthening, and we are positive on euro-linked currencies. Emerging market currencies, despite lagging in a strong dollar environment, should perform well in a more robust global growth world, and we continue to be relatively bullish on the fundamentals underlying these currencies.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

PORTFOLIO COMPOSITION* as of 10/31/17
Corporate Bonds	40.0%
Sovereign	24.0
Mortgages — Other	11.8
Asset-Backed Securities	9.6
Short-Term Investments	7.6
Commercial Mortgage-Backed Securities	3.6
Variable Rate Senior Loan Interests	2.7
Collateralized Mortgage Obligations — Agency Collateral Series	0.7
Agency Fixed Rate Mortgages	0.0	**

*  Percentages indicated are based upon total investments (excluding Securities held as Collateral on Loaned Securities) as of October 31, 2017. Does not include open long/short futures contracts with an underlying face amount of $170,304,544 with net unrealized appreciation of $121,564. Does not include open foreign currency forward exchange contracts with net unrealized appreciation of $2,114,602 and does not include open swap agreements with net unrealized depreciation of $2,836,100.

**  Amount is less than 0.05%.

LONG-TERM CREDIT ANALYSIS as of 10/31/17
AAA	3.3%
AA	2.6
A	14.8
BBB	22.8
BB	15.6
B or Below	22.8
Not Rated	18.1

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the types of securities mentioned above. All percentages for portfolio composition are stated as a percentage of total investments and all percentages for long-term credit analysis are stated as a percentage of total long-term investments.

Security ratings disclosed with the exception for those labeled "not rated" have been rated by at least one Nationally Recognized Statistical Rating Organization ("NRSRO"). These ratings are obtained from Standard & Poor's Ratings Group ("S&P"), Moody's Investors Services, Inc. ("Moody's") or Fitch Ratings ("Fitch"). If two or more NRSROs have assigned a rating to a security, the highest rating is used and if securities are not rated, Morgan Stanley Investment Management Inc. (the "Adviser") has deemed them to be of comparable quality. Ratings from Moody's or Fitch, when used, are converted into their equivalent S&P rating.

Morgan Stanley is a full-service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

Investment Strategy

The Fund will normally invest at least 80 percent of its assets in a portfolio of fixed-income securities. This policy may be changed without shareholder approval; however, you would be notified upon 60 days' notice in writing of any changes. The Fund's "Adviser," Morgan Stanley Investment Management Inc., and/or "Sub-Adviser," Morgan Stanley Investment Management Limited, will allocate the Fund's investments among the following asset classes or market segments: (1) corporate securities, (2) residential and commercial mortgage-backed securities, (3) asset-backed securities, (4) emerging market securities, (5) convertible securities, (6) U.S. government securities and foreign sovereign debt, and (7) currency derivatives. Securities may be rated either investment grade or below investment grade and denominated in any currency, hedged or un-hedged. The amount of the Fund's assets committed to any one asset class or market segment will fluctuate. However, the Fund may invest up to 65 percent of its net assets in any one asset class or market segment. The Adviser and Sub-Adviser have the flexibility to select any combination of at least two asset classes of the aforementioned groups depending upon market conditions and the current economic environment and, as a result, at any given time the Fund's assets may be invested in certain groups and not others.

For More Information About Portfolio Holdings

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semiannual and annual reports to fund shareholders and makes these reports available on its public web site, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's web site, http://www.sec.gov. You may also review and copy them at the SEC's public reference room in Washington, DC. Information on the operation of the SEC's public reference room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-1520.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 548-7786 or by visiting the Mutual Fund Center on our web site at www.morganstanley.com/im. It is also available on the SEC's web site at http://www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting the Mutual Fund Center on our web site at www.morganstanley.com/im. This information is also available on the SEC's web site at http://www.sec.gov.

Householding Notice

To reduce printing and mailing costs, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents, including shareholder reports, prospectuses and proxy materials, to investors with the same last name who reside at the same address. Your participation in this program will continue for an unlimited period of time unless you instruct us otherwise. You can request multiple copies of these documents by calling (800) 548-7786, 8:00 a.m. to 6:00 p.m., ET. Once our Customer Service Center has received your instructions, we will begin sending individual copies for each account within 30 days.

(This page has been left blank intentionally.)

Performance Summary (unaudited)

Performance of $10,000 Investment—Class A
Over 10 Years

Average Annual Total Returns—Period Ended October 31, 2017 (unaudtied)
Symbol	Class A Shares* (since 07/28/97) DINAX		Class B Shares** (since 04/09/92) DINBX		Class L Shares*** (since 07/28/97) DINCX	Class I Shares† (since 07/28/97) DINDX	Class C Shares†† (since 04/30/15) MSIPX		Class IS Shares††† (since 09/13/13) MGFOX
1 Year	6.66 2.20[6]	%[5]	5.84 0.84[6]	%[5]	6.41 —%[5]	6.93 —%[5]	5.76 4.76[6]	%[5]	6.99 —%[5]
5 Years	3.83[5] 2.94[6]		3.13[5] 2.77[6]		3.56[5] —	4.15[5] —	— —		— —
10 Years	4.78[5] 4.33[6]		4.27[5] 4.27[6]		4.33[5] —	5.09[5] —	— —		— —
Since Inception	4.10[5] 3.88[6]		4.48[5] 4.48[6]		3.55[5] —	4.38[5] —	2.46[5] 2.46[6]		5.03[5] —

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. For most recent month-end performance figures, please visit www.morganstanley.com/im or speak with your Financial Advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance for Class A, Class B, Class L, Class I, Class C and Class IS shares will vary due to differences in sales charges and expenses. See the Fund's current prospectus for complete details on fees and sales charges.

*  The maximum front-end sales charge for Class A is 4.25%.

**  The maximum contingent deferred sales charge (CDSC) for Class B is 5.0%. The CDSC declines to 0% after six years. Effective April 2005, Class B shares will generally convert to Class A shares approximately eight years after the end of the calendar month in which the shares were purchased. Performance for periods greater than eight years reflects this conversion (beginning April 2005). Class B shares are closed to new investments.

***  Class L has no sales charge. Class L shares are closed to new investments.

†  Class I has no sales charge.

††  The maximum contingent deferred sales charge for Class C is 1.0% for shares redeemed within one year of purchase.

†††  Class IS has no sales charge.

(1)  The Bloomberg Barclays Global Aggregate (Hedged USD) Index provides a broad-based measure of the global investment grade fixed-rate debt markets. Currency exposure is hedged to the U.S. dollar. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index. The primary benchmark of the Fund changed from Bloomberg Barclays Global Aggregate Index (unhedged USD) to Bloomberg Barclays Global Aggregate (Hedged USD) Index effective January 1, 2017 because the Adviser believes the Bloomberg Barclays Global Aggregate (Hedged USD) Index is a more appropriate benchmark for the Fund.

(2)  The Global Fixed Income Opportunities Blend Index is a performance linked benchmark of the old benchmark represented by Bloomberg Barclays Global Aggregate Index (unhedged USD) from the Fund's inception to December 31, 2016 to the new benchmark represented by Bloomberg Barclays Global Aggregate (Hedged USD) Index for periods thereafter. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in a index.

(3)  The Bloomberg Barclays Global Aggregate Index provides a broad-based measure of the global investment grade fixed-rate debt markets. Total Returns shown in unhedged USD. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(4)  The Lipper Global Income Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Global Income Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. The Fund was in the Lipper Global Income Funds classification as of the date of this report

(5)  Figure shown assumes reinvestment of all distributions and does not reflect the deduction of any sales charges.

(6)  Figure shown assumes reinvestment of all distributions and the deduction of the maximum applicable sales charge. See the Fund's current prospectus for complete details on fees and sales charges.

‡  Ending value assuming a complete redemption on October 31, 2017.

Expense Example (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 05/01/17 – 10/31/17.

Actual Expenses

The first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table on the following page provides information about hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs, and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Example (unaudited) continued

	Beginning Account Value	Ending Account Value	Expenses Paid During Period(1)
	05/01/17	10/31/17	05/01/17 – 10/31/17
Class A
Actual (3.64% return)	$1,000.00	$1,036.40	$4.62
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.67	$4.58
Class B
Actual (3.24% return)	$1,000.00	$1,032.40	$8.09
Hypothetical (5% annual return before expenses)	$1,000.00	$1,017.24	$8.03
Class L
Actual (3.51% return)	$1,000.00	$1,035.10	$5.85
Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.46	$5.80
Class I
Actual (3.76% return)	$1,000.00	$1,037.60	$3.03
Hypothetical (5% annual return before expenses)	$1,000.00	$1,022.23	$3.01
Class C
Actual (3.28% return)	$1,000.00	$1,032.80	$8.20
Hypothetical (5% annual return before expenses)	$1,000.00	$1,017.14	$8.13
Class IS
Actual (3.79% return)	$1,000.00	$1,037.90	$2.72
Hypothetical (5% annual return before expenses)	$1,000.00	$1,022.53	$2.70

  (1)  Expenses are equal to the Fund's annualized expense ratios of 0.90%, 1.58%, 1.14%, 0.59%, 1.60% and 0.53% for Class A, Class B, Class L, Class I, Class C and Class IS shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). If the Fund had borne all of its expenses, the annualized expense ratios would have been 0.91%, 1.93%, 1.15%, 0.60%, 1.61% and 0.54% for Class A, Class B, Class L, Class I, Class C and Class IS shares, respectively.

Morgan Stanley Global Fixed Income Opportunities Fund

Portfolio of Investments  ■  October 31, 2017

PRINCIPAL AMOUNT (000)			COUPON RATE		MATURITY DATE	VALUE
		Corporate Bonds (40.1%)
		Australia (1.6%)
		Consumer, Non-Cyclical
	$950	Transurban Finance Co., Pty Ltd. (a)	3.375%		03/22/27	$929,245
		Energy
	1,200	APT Pipelines Ltd. (a)	4.20		03/23/25	1,244,870
EUR	1,400	Origin Energy Finance Ltd.	7.875	(b)	06/16/71	1,705,634
						2,950,504
		Finance
	1,800	Commonwealth Bank of Australia	2.00	(b)	04/22/27	2,166,334
		Industrials
	1,850	Aurizon Network Pty Ltd.	3.125		06/01/26	2,455,278
		Total Australia				8,501,361
		Austria (0.2%)
		Finance
	600	Vienna Insurance Group AG Wiener Versicherung Gruppe	5.50	(b)	10/09/43	848,494
		Belgium (0.4%)
		Basic Materials
	1,000	Solvay Finance SA	5.118	(b)	(c)	1,319,745
	700	Solvay Finance SA	5.425	(b)	(c)	966,362
		Total Belgium				2,286,107
		Brazil (0.6%)
		Energy
	$2,500	Petrobras Global Finance BV	6.125		01/17/22	2,708,750
		Finance
	450	Banco Daycoval SA (a)	5.75		03/19/19	467,325
		Total Brazil				3,176,075
		Canada (0.3%)
		Basic Materials
	410	Eldorado Gold Corp. (a)	6.125		12/15/20	408,975
	1,000	IAMGOLD Corp. (a)	7.00		04/15/25	1,052,500
						1,461,475

See Notes to Financial Statements

Morgan Stanley Global Fixed Income Opportunities Fund

Portfolio of Investments  ■  October 31, 2017 continued

PRINCIPAL AMOUNT (000)			COUPON RATE		MATURITY DATE	VALUE
		Energy
	$425	Baytex Energy Corp. (a)	5.125%		06/01/21	$404,812
		Total Canada				1,866,287
		Chile (0.3%)
		Consumer, Non-Cyclical
	425	Cencosud SA (a)	6.625		02/12/45	465,104
		Energy
	1,300	Geopark Ltd. (a)	6.50		09/21/24	1,336,400
		Total Chile				1,801,504
		China (0.3%)
		Communications
	630	Baidu, Inc.	2.875		07/06/22	631,858
	1,200	Ctrip.com International Ltd.	1.25		09/15/22	1,252,500
		Total China				1,884,358
		Colombia (0.3%)
		Energy
	1,220	Ecopetrol SA	5.875		09/18/23	1,378,600
		Denmark (0.0%) (d)
		Finance
DKK	(e)	Nordea Kredit Realkreditaktieselskab, Series ANN	5.00		07/01/29	1
		France (1.7%)
		Communications
	$500	SFR Group SA (a)	6.00		05/15/22	521,875
		Consumer, Non-Cyclical
EUR	500	Eurofins Scientific SE	4.875	(b)	(c)	636,664
		Energy
	400	TOTAL SA	2.708	(b)	(c)	500,270
	250	TOTAL SA	3.875	(b)	(c)	327,530
	$600	TOTAL SA, Series FP	0.50		12/02/22	620,550
						1,448,350
		Finance
EUR	250	AXA SA	5.125	(b)	07/04/43	352,747
	$875	BPCE SA (a)	5.15		07/21/24	954,309
EUR	1,400	Credit Agricole Assurances SA	4.50	(b)	(c)	1,875,156
						3,182,212

See Notes to Financial Statements

Morgan Stanley Global Fixed Income Opportunities Fund

Portfolio of Investments  ■  October 31, 2017 continued

PRINCIPAL AMOUNT (000)			COUPON RATE		MATURITY DATE	VALUE
		Industrials
EUR	1,300	Airbus SE, Series AIR	0.00	(f)%	07/01/22	$1,686,178
	1,000	Safran SA, Series SAF	0.00	(f)	12/31/20	1,190,816
						2,876,994
		Utilities
	500	Electricite de France SA	5.00	(b)	(c)	660,334
		Total France				9,326,429
		Germany (2.1%)
		Basic Materials
	$1,250	BASF SE, Series BAS	0.925		03/09/23	1,293,750
		Communications
EUR	800	Unitymedia Hessen GmbH & Co., KG/Unitymedia NRW GmbH	4.00		01/15/25	995,424
		Consumer, Cyclical
	500	Volkswagen International Finance N.V.	4.625	(b)	(c)	651,998
	1,500	Volkswagen International Finance N.V., Series 10Y	1.875		03/30/27	1,809,655
						2,461,653
		Finance
	$2,550	Deutsche Bank AG	2.70		07/13/20	2,560,651
EUR	1,200	Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	6.00	(b)	05/26/41	1,670,638
	1,100	Vonovia Finance BV	4.625	(b)	04/08/74	1,356,651
						5,587,940
		Utilities
GBP	500	RWE AG	7.00	(b)	(c)	708,969
		Total Germany				11,047,736
		Hong Kong (0.2%)
		Consumer, Cyclical
	$1,170	CK Hutchison International 16 Ltd. (a)	1.875		10/03/21	1,136,538
		Ireland (0.1%)
		Finance
	500	AerCap Ireland Capital DAC/AerCap Global Aviation Trust	3.75		05/15/19	511,634

See Notes to Financial Statements

Morgan Stanley Global Fixed Income Opportunities Fund

Portfolio of Investments  ■  October 31, 2017 continued

PRINCIPAL AMOUNT (000)			COUPON RATE		MATURITY DATE	VALUE
		Israel (0.4%)
		Consumer, Non-Cyclical
	$1,300	Teva Pharmaceutical Finance Netherlands III BV	2.20%		07/21/21	$1,224,745
	1,300	Teva Pharmaceutical Finance Netherlands III BV (g)	3.15		10/01/26	1,152,093
		Total Israel				2,376,838
		Italy (0.8%)
		Communications
EUR	415	Telecom Italia Finance SA	7.75		01/24/33	754,721
		Finance
	1,100	Assicurazioni Generali SpA	10.125	(b)	07/10/42	1,772,690
	$1,000	Intesa Sanpaolo SpA (a)	6.50		02/24/21	1,114,414
						2,887,104
		Utilities
EUR	500	Enel SpA	5.00	(b)	01/15/75	635,920
		Total Italy				4,277,745
		Jamaica (0.2%)
		Communications
	$1,000	Digicel Ltd.	6.00		04/15/21	987,410
		Japan (0.2%)
		Consumer, Cyclical
JPY	100,000	Sony Corp., Series 6	0.00	(f)	09/30/22	1,037,773
		Jersey (0.1%)
		Finance
GBP	400	Derwent London Capital No. 2 Jersey Ltd., Series DLN	1.125		07/24/19	550,518
		Mexico (0.2%)
		Communications
EUR	800	America Movil SAB de CV	0.00	(f)	05/28/20	924,108
		Netherlands (1.4%)
		Basic Materials
	250	Constellium N.V.	4.625		05/15/21	298,107
		Consumer, Cyclical
	$585	Playa Resorts Holding BV (a)	8.00		08/15/20	608,400

See Notes to Financial Statements

Morgan Stanley Global Fixed Income Opportunities Fund

Portfolio of Investments  ■  October 31, 2017 continued

PRINCIPAL AMOUNT (000)			COUPON RATE		MATURITY DATE	VALUE
		Finance
EUR	450	Aegon N.V.	4.00	(b)%	04/25/44	$589,852
	1,400	ASR Nederland N.V.	5.00	(b)	(c)	1,922,210
	1,825	Cooperatieve Rabobank UA	5.50	(b)	(c)	2,337,107
	$1,325	ING Bank N.V. (a)	5.80		09/25/23	1,511,290
						6,360,459
		Total Netherlands				7,266,966
		Norway (0.6%)
		Finance
	3,025	DNB Bank ASA (a)	2.125		10/02/20	3,023,269
		Portugal (0.2%)
		Utilities
EUR	1,000	EDP - Energias de Portugal SA	5.375	(b)	09/16/75	1,305,715
		Singapore (0.1%)
		Energy
	$620	ONGC Videsh Vankorneft Pte Ltd.	3.75		07/27/26	623,218
		South Africa (0.2%)
		Finance
GBP	1,000	BRAIT SE	2.75		09/18/20	1,227,211
		Spain (1.6%)
		Communications
EUR	700	Telefonica Europe BV	5.875	(b)	(c)	959,271
		Energy
	500	Repsol International Finance BV	4.50	(b)	03/25/75	650,464
		Finance
	1,000	Banco Bilbao Vizcaya Argentaria SA	6.75	(b)	(c)	1,261,647
	900	Banco Santander SA	6.25	(b)	(c)	1,100,232
	$800	Banco Santander SA	6.375	(b)	(c)	833,840
EUR	500	Santander Issuances SAU	3.125		01/19/27	640,209
						3,835,928
		Utilities
	1,200	Gas Natural Fenosa Finance BV	3.375	(b)	(c)	1,458,275
	1,200	IE2 Holdco SAU	2.875		06/01/26	1,530,242
						2,988,517
		Total Spain				8,434,180

See Notes to Financial Statements

Morgan Stanley Global Fixed Income Opportunities Fund

Portfolio of Investments  ■  October 31, 2017 continued

PRINCIPAL AMOUNT (000)			COUPON RATE		MATURITY DATE	VALUE
		Sweden (0.3%)
		Diversified
SEK	12,000	Industrivarden AB, Series ICA	0.00	(f)%	05/15/19	$1,583,917
		Switzerland (0.7%)
		Finance
	$1,125	Credit Suisse Group Funding Guernsey Ltd.	4.55		04/17/26	1,209,972
	950	UBS AG	5.125		05/15/24	1,014,576
	1,450	UBS Group Funding Switzerland AG (a)	3.491		05/23/23	1,487,696
		Total Switzerland				3,712,244
		Taiwan (0.3%)
		Technology
	1,600	United Microelectronics Corp.	0.00	(f)	05/18/20	1,796,000
		United Arab Emirates (0.3%)
		Finance
EUR	1,600	Aabar Investments PJSC, Series UCG	0.50		03/27/20	1,715,870
		United Kingdom (2.4%)
		Communications
	750	Vodafone Group PLC	2.20		08/25/26	952,761
		Consumer, Cyclical
	1,500	International Consolidated Airlines Group SA, Series IAG	0.625		11/17/22	1,726,866
	850	International Game Technology PLC	4.75		02/15/23	1,118,888
GBP	750	Jaguar Land Rover Automotive PLC	3.875		03/01/23	1,046,657
	500	John Lewis PLC	4.25		12/18/34	699,914
						4,592,325
		Consumer, Non-Cyclical
	1,000	J Sainsbury PLC, Series SBRY	1.25		11/21/19	1,355,111
		Finance
EUR	400	Aviva PLC	3.875	(b)	07/03/44	524,241
	900	Lloyds Banking Group PLC	6.375	(b)	(c)	1,166,910
GBP	500	Nationwide Building Society	6.875	(b)	(c)	703,106
	$1,425	Santander UK PLC (a)	5.00		11/07/23	1,542,937
						3,937,194
		Industrials
	1,080	CEVA Group PLC (a)	4.00		05/01/18	1,064,276

See Notes to Financial Statements

Morgan Stanley Global Fixed Income Opportunities Fund

Portfolio of Investments  ■  October 31, 2017 continued

PRINCIPAL AMOUNT (000)			COUPON RATE		MATURITY DATE	VALUE
		Utilities
GBP	750	NGG Finance PLC	5.625	(b)%	06/18/73	$1,137,982
		Total United Kingdom				13,039,649
		United States (22.0%)
		Basic Materials
	$575	Glencore Funding LLC (a)	3.875		10/27/27	571,567
	500	International Wire Group, Inc. (a)	10.75		08/01/21	458,750
	517	MSCI, Inc. (a)	4.75		08/01/26	539,619
	750	Prince Mineral Holding Corp. (a)(g)	11.50		12/15/19	777,187
						2,347,123
		Communications
	2,626	AT&T, Inc.	4.50		03/09/48	2,392,949
	500	Cable One, Inc. (a)	5.75		06/15/22	523,750
	900	Charter Communications Operating LLC/Charter Communications Operating Capital	4.908		07/23/25	958,938
	750	CSC Holdings LLC	5.25		06/01/24	748,594
	700	Gray Television, Inc. (a)	5.125		10/15/24	699,790
	500	Lamar Media Corp.	5.00		05/01/23	518,810
	1,000	MDC Partners, Inc. (a)	6.50		05/01/24	1,025,000
	500	Midcontinent Communications/Midcontinent Finance Corp. (a)	6.875		08/15/23	538,750
	1,100	Priceline Group, Inc. (The) (g)	0.90		09/15/21	1,314,500
	1,425	Shutterfly, Inc.	0.25		05/15/18	1,415,203
	1,100	Sprint Communications, Inc.	6.00		11/15/22	1,157,750
	500	T-Mobile USA, Inc.	6.836		04/28/23	528,750
	800	Verizon Communications, Inc.	4.672		03/15/55	763,534
	1,400	Viavi Solutions, Inc.	0.625		08/15/33	1,468,250
						14,054,568
		Consumer Discretionary
	2,450	Sprint Spectrum Co., LLC/Sprint Spectrum Co., II LLC/Sprint Spectrum Co., III LLC (a)	3.36		03/20/23	2,491,650
		Consumer, Cyclical
	1,000	Aramark Services, Inc.	4.75		06/01/26	1,048,480
	1,000	Century Communities, Inc. (a)	5.875		07/15/25	1,012,490
	430	CVS Pass-Through Trust (a)	4.163		08/11/36	440,840
	2,225	Delta Air Lines, Inc.	2.875		03/13/20	2,248,280
	785	Ferrellgas LP/Ferrellgas Finance Corp.	6.75		01/15/22	747,713
	1,500	Ford Motor Credit Co., LLC	3.096		05/04/23	1,499,757

See Notes to Financial Statements

Morgan Stanley Global Fixed Income Opportunities Fund

Portfolio of Investments  ■  October 31, 2017 continued

PRINCIPAL AMOUNT (000)		COUPON RATE		MATURITY DATE	VALUE
$1,000	General Motors Financial Co., Inc.	2.35%		10/04/19	$1,004,208
1,400	General Motors Financial Co., Inc.	4.30		07/13/25	1,453,157
500	Global Partners LP/GLP Finance Corp.	6.25		07/15/22	513,750
425	Global Partners LP/GLP Finance Corp.	7.00		06/15/23	433,500
982	Hanesbrands, Inc. (a)	4.875		05/15/26	1,015,142
1,100	Jack Ohio Finance LLC/Jack Ohio Finance 1 Corp. (a)	6.75		11/15/21	1,177,000
166	JC Penney Corp., Inc.	8.125		10/01/19	166,000
1,000	KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC (a)	5.25		06/01/26	1,065,150
575	Lear Corp.	5.25		01/15/25	616,474
1,000	Lions Gate Entertainment Corp. (a)	5.875		11/01/24	1,065,000
475	MGM Resorts International	6.00		03/15/23	521,978
3,904	Resort at Summerlin LP, Series B (h)(i)(j)(k)(l)(m)	13.00		12/15/07	0
1,000	Rite Aid Corp. (a)	6.125		04/01/23	933,750
1,050	Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp. (a)	6.125		08/15/21	1,059,187
750	RSI Home Products, Inc. (a)	6.50		03/15/23	789,375
500	Sonic Automotive, Inc.	5.00		05/15/23	492,500
750	Speedway Motorsports, Inc.	5.125		02/01/23	780,000
630	Tempur Sealy International, Inc.	5.50		06/15/26	650,475
675	Tesla, Inc.	0.25		03/01/19	735,328
1,450	Tops Holding LLC/Tops Markets II Corp. (a)	8.00		06/15/22	877,250
975	Wolverine World Wide, Inc. (a)	5.00		09/01/26	976,219
					23,323,003
	Consumer, Non-Cyclical
1,200	Acadia Healthcare Co., Inc.	5.125		07/01/22	1,230,000
1,150	Avis Budget Car Rental LLC/Avis Budget Finance, Inc. (g)	5.50		04/01/23	1,168,687
1,525	Becton Dickinson and Co.	2.894		06/06/22	1,530,017
500	Central Garden & Pet Co.	6.125		11/15/23	535,625
1,000	DexCom, Inc. (a)	0.75		05/15/22	889,375
625	Express Scripts Holding Co.	4.80		07/15/46	651,829
525	HCA, Inc.	4.50		02/15/27	530,906
975	Illumina, Inc.	0.00	(f)	06/15/19	1,046,297
1,050	Intercept Pharmaceuticals, Inc.	3.25		07/01/23	824,906
950	Ionis Pharmaceuticals, Inc.	1.00		11/15/21	1,071,719
925	Jazz Investments I Ltd.	1.875		08/15/21	955,063
750	Lamb Weston Holdings, Inc. (a)	4.875		11/01/26	790,313
1,600	Macquarie Infrastructure Corp.	2.00		10/01/23	1,542,000

See Notes to Financial Statements

Morgan Stanley Global Fixed Income Opportunities Fund

Portfolio of Investments  ■  October 31, 2017 continued

PRINCIPAL AMOUNT (000)		COUPON RATE		MATURITY DATE	VALUE
$900	Mallinckrodt International Finance SA/ Mallinckrodt CB LLC (a)	5.50%		04/15/25	$812,250
1,025	Molson Coors Brewing Co. (a)	2.25		03/15/20	1,025,665
1,050	Neurocrine Biosciences, Inc. (a)	2.25		05/15/24	1,205,531
611	Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp.	5.875		01/15/24	653,770
400	Quintiles IMS, Inc. (a)	4.875		05/15/23	418,000
1,000	Select Medical Corp.	6.375		06/01/21	1,032,500
800	Tenet Healthcare Corp. (a)	5.125		05/01/25	782,000
					18,696,453
	Diversified
1,150	PetSmart, Inc. (a)	7.125		03/15/23	879,750
	Energy
1,150	Hilcorp Energy I LP/Hilcorp Finance Co. (a)	5.00		12/01/24	1,150,000
55	Hilcorp Energy I LP/Hilcorp Finance Co. (a)	5.75		10/01/25	56,581
675	MPLX LP	4.00		02/15/25	696,665
500	Rice Energy, Inc.	6.25		05/01/22	523,825
1,070	Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp. (a)	5.50		09/15/24	1,111,462
					3,538,533
	Finance
375	Bank of America Corp.	6.11		01/29/37	472,987
2,425	Bank of America Corp., MTN	4.25		10/22/26	2,548,983
4,020	Capital One Financial Corp.	2.50		05/12/20	4,036,986
3,000	Citigroup, Inc.	3.887	(b)	01/10/28	3,095,701
925	Citigroup, Inc.	5.50		09/13/25	1,045,703
3,225	Citizens Bank NA	2.25		10/30/20	3,220,163
1,375	Colony NorthStar, Inc.	5.00		04/15/23	1,421,406
775	Extra Space Storage LP (a)	3.125		10/01/35	846,203
2,240	Goldman Sachs Group, Inc. (The)	2.60		04/23/20	2,257,549
1,330	Goldman Sachs Group, Inc. (The)	6.75		10/01/37	1,759,076
1,050	Icahn Enterprises LP/Icahn Enterprises Finance Corp.	6.75		02/01/24	1,115,625
500	iStar, Inc.	6.50		07/01/21	524,375
1,200	Jefferies Finance LLC/JFIN Co-Issuer Corp. (a)	6.875		04/15/22	1,218,000
1,825	JPMorgan Chase & Co.	4.125		12/15/26	1,917,811
1,149	Kennedy-Wilson, Inc.	5.875		04/01/24	1,193,524
1,000	Post Holdings, Inc. (a)	5.00		08/15/26	1,007,500
650	Provident Funding Associates LP/PFG Finance Corp. (a)	6.375		06/15/25	689,000

See Notes to Financial Statements

Morgan Stanley Global Fixed Income Opportunities Fund

Portfolio of Investments  ■  October 31, 2017 continued

PRINCIPAL AMOUNT (000)			COUPON RATE		MATURITY DATE	VALUE
	$1,375	Spirit Realty Capital, Inc. (g)	3.75%		05/15/21	$1,405,085
	500	Starwood Property Trust, Inc.	4.55		03/01/18	523,125
	1,225	Synchrony Financial	2.60		01/15/19	1,232,176
						31,530,978
		Industrials
	1,325	Apex Tool Group LLC (a)	7.00		02/01/21	1,262,062
	400	CTP Transportation Products LLC/CTP Finance, Inc. (a)	8.25		12/15/19	385,000
	521	JB Poindexter & Co., Inc. (a)	9.00		04/01/22	546,399
	705	Kenan Advantage Group, Inc. (The) (a)	7.875		07/31/23	734,963
	500	Kratos Defense & Security Solutions, Inc.	7.00		05/15/19	510,625
	500	Martin Midstream Partners LP/Martin Midstream Finance Corp.	7.25		02/15/21	511,250
	658	SAExploration Holdings, Inc., 10.00% Cash, 11.00% PIK (a)(h)	10.00		04/14/19	443,893
	1,250	SBA Communications Corp.	4.875		09/01/24	1,287,500
	500	Standard Industries, Inc. (a)	5.375		11/15/24	529,950
	600	Summit Materials LLC/Summit Materials Finance Corp.	6.125		07/15/23	625,500
	400	Summit Materials LLC/Summit Materials Finance Corp.	8.50		04/15/22	449,000
	700	XPO Logistics, Inc. (a)	6.125		09/01/23	739,375
	500	Zachry Holdings, Inc. (a)	7.50		02/01/20	515,625
						8,541,142
		Technology
	1,375	Akamai Technologies, Inc.	0.00	(f)	02/15/19	1,353,522
	1,000	Allscripts Healthcare Solutions, Inc.	1.25		07/01/20	1,040,000
	2,625	Dell International LLC/EMC Corp. (a)	3.48		06/01/19	2,673,108
	750	First Data Corp. (a)	5.75		01/15/24	787,500
	1,275	Nuance Communications, Inc.	1.00		12/15/35	1,176,984
	1,375	ON Semiconductor Corp.	1.00		12/01/20	1,779,766
	700	QUALCOMM, Inc.	1.85		05/20/19	700,937
EUR	900	Quintiles IMS, Inc.	3.25		03/15/25	1,088,360
	$1,475	ServiceNow, Inc. (a)	0.00	(f)	06/01/22	1,661,219
						12,261,396
		Utilities
	515	NGL Energy Partners LP/NGL Energy Finance Corp.	6.125		03/01/25	490,538
		Total United States				118,155,134
		Total Corporate Bonds (Cost $212,230,564)				215,802,889

See Notes to Financial Statements

Morgan Stanley Global Fixed Income Opportunities Fund

Portfolio of Investments  ■  October 31, 2017 continued

PRINCIPAL AMOUNT (000)			COUPON RATE		MATURITY DATE	VALUE
		Sovereign (24.1%)
		Argentina (2.4%)
ARS	86,000	Argentina POM Politica Monetaria	27.146	(b)%	06/21/20	$5,239,761
	$3,200	Argentine Republic Government International Bond	7.50		04/22/26	3,624,000
	1,325	Provincia de Buenos Aires (g)	7.875		06/15/27	1,472,075
	2,500	Provincia de Entre Rios Argentina (a)	8.75		02/08/25	2,712,500
		Total Argentina				13,048,336
		Australia (0.7%)
AUD	5,100	Australia Government Bond	2.75		11/21/27	3,929,889
		Bermuda (0.1%)
	$530	Bermuda Government International Bond (a)	4.854		02/06/24	579,354
		Brazil (2.6%)
BRL	6,000	Brazil Notas do Tesouro Nacional, Series F	10.00		01/01/21	1,884,434
	15,000	Brazil Notas do Tesouro Nacional, Series F	10.00		01/01/23	4,672,830
	10,700	Brazil Notas do Tesouro Nacional, Series F	10.00		01/01/25	3,311,734
	13,400	Brazil Notas do Tesouro Nacional, Series F	10.00		01/01/27	4,138,619
		Total Brazil				14,007,617
		Cyprus (1.4%)
EUR	4,700	Cyprus Government International Bond	3.875		05/06/22	6,268,550
	1,000	Cyprus Government International Bond	4.25		11/04/25	1,395,315
		Total Cyprus				7,663,865
		Dominican Republic (0.5%)
	$2,500	Dominican Republic International Bond	5.50		01/27/25	2,659,375
		Ecuador (0.3%)
	1,340	Ecuador Government International Bond (a)	8.875		10/23/27	1,369,688
		Egypt (0.5%)
	2,600	Egypt Government International Bond (a)	7.50		01/31/27	2,887,417
		Greece (1.0%)
EUR	113	Hellenic Republic Government Bond	3.00	(n)	02/24/23	125,001
	113	Hellenic Republic Government Bond	3.00	(n)	02/24/24	122,680
	113	Hellenic Republic Government Bond	3.00	(n)	02/24/25	120,664
	113	Hellenic Republic Government Bond	3.00	(n)	02/24/26	118,790
	113	Hellenic Republic Government Bond	3.00	(n)	02/24/27	116,665
	113	Hellenic Republic Government Bond	3.00	(n)	02/24/28	113,242
	113	Hellenic Republic Government Bond	3.00	(n)	02/24/29	110,567

See Notes to Financial Statements

Morgan Stanley Global Fixed Income Opportunities Fund

Portfolio of Investments  ■  October 31, 2017 continued

PRINCIPAL AMOUNT (000)			COUPON RATE		MATURITY DATE	VALUE
EUR	113	Hellenic Republic Government Bond	3.00	(n)%	02/24/30	$108,614
	113	Hellenic Republic Government Bond	3.00	(n)	02/24/31	106,605
	113	Hellenic Republic Government Bond	3.00	(n)	02/24/32	105,447
	113	Hellenic Republic Government Bond	3.00	(n)	02/24/33	103,952
	113	Hellenic Republic Government Bond	3.00	(n)	02/24/34	102,469
	113	Hellenic Republic Government Bond	3.00	(n)	02/24/35	101,142
	113	Hellenic Republic Government Bond	3.00	(n)	02/24/36	99,890
	113	Hellenic Republic Government Bond	3.00	(n)	02/24/37	98,929
	113	Hellenic Republic Government Bond	3.00	(n)	02/24/38	98,243
	113	Hellenic Republic Government Bond	3.00	(n)	02/24/39	97,889
	113	Hellenic Republic Government Bond	3.00	(n)	02/24/40	97,489
	113	Hellenic Republic Government Bond	3.00	(n)	02/24/41	97,478
	113	Hellenic Republic Government Bond	3.00	(n)	02/24/42	97,439
	2,700	Hellenic Republic Government Bond (a)	4.375		08/01/22	3,141,068
		Total Greece				5,284,263
		Hungary (1.1%)
HUF	790,000	Hungary Government Bond	3.00		10/27/27	3,104,003
	579,890	Hungary Government Bond	5.50		06/24/25	2,686,537
		Total Hungary				5,790,540
		Indonesia (2.5%)
	$2,400	Indonesia Government International Bond (a)	5.875		01/15/24	2,764,752
IDR	85,350,000	Indonesia Treasury Bond	8.25		07/15/21	6,672,246
	47,793,000	Indonesia Treasury Bond	9.00		03/15/29	4,017,255
		Total Indonesia				13,454,253
		Jamaica (0.5%)
	$2,200	Jamaica Government International Bond (g)	7.625		07/09/25	2,667,148
		Kazakhstan (0.5%)
	200	KazMunayGas National Co., JSC	6.375		04/09/21	219,496
	2,300	KazMunayGas National Co., JSC	6.375		04/09/21	2,524,204
		Total Kazakhstan				2,743,700
		Mexico (2.2%)
MXN	160,000	Mexican Bonos, Series M	5.75		03/05/26	7,586,996
	$1,300	Mexico City Airport Trust (a)	5.50		07/31/47	1,294,150
	2,600	Petroleos Mexicanos	4.875		01/18/24	2,670,720
		Total Mexico				11,551,866

See Notes to Financial Statements

Morgan Stanley Global Fixed Income Opportunities Fund

Portfolio of Investments  ■  October 31, 2017 continued

PRINCIPAL AMOUNT (000)			COUPON RATE	MATURITY DATE	VALUE
		Peru (1.0%)
PEN	16,800	Peru Government Bond (a)	6.15%	08/12/32	$5,429,829
		Poland (1.3%)
PLN	26,000	Poland Government Bond	2.50	07/25/26	6,686,878
		Portugal (2.5%)
EUR	9,800	Portugal Obrigacoes do Tesouro OT (a)	4.125	04/14/27	13,419,110
		Russia (2.2%)
RUB	541,000	Russian Federal Bond - OFZ	7.00	08/16/23	9,119,661
	$400	Russian Foreign Bond - Eurobond	4.875	09/16/23	435,887
	2,200	Russian Foreign Bond - Eurobond	4.875	09/16/23	2,397,380
		Total Russia			11,952,928
		Ukraine (0.7%)
	290	Ukraine Government International Bond (a)	7.375	09/25/32	286,475
	800	Ukraine Government International Bond	7.75	09/01/22	856,482
	760	Ukraine Government International Bond	7.75	09/01/26	785,103
	1,950	Ukraine Government International Bond	7.75	09/01/26	2,014,409
		Total Ukraine			3,942,469
		United States (0.1%)
	400	Shape Technologies Group, Inc. (a)	7.625	02/01/20	413,248
		Total Sovereign (Cost $124,313,606)			129,481,773
		Agency Fixed Rate Mortgages (0.0%) (d)
	1	Federal Home Loan Mortgage Corporation, Gold Pool:	6.50	10/01/32	880
		Federal National Mortgage Association, Conventional Pools:
	51		6.50	05/01/28 - 09/01/32	57,769
	6		7.00	08/01/29 - 11/01/32	5,182
		Government National Mortgage Association, Various Pools:
	15		7.50	07/20/25	16,142
	60		8.00	02/15/22 - 05/15/30	61,513
		Total Agency Fixed Rate Mortgages (Cost $132,412)			141,486

See Notes to Financial Statements

Morgan Stanley Global Fixed Income Opportunities Fund

Portfolio of Investments  ■  October 31, 2017 continued

PRINCIPAL AMOUNT (000)		COUPON RATE		MATURITY DATE	VALUE
	Asset-Backed Securities (9.6%)
$1,540	ABFC Trust, 1 Month USD LIBOR + 1.05%	2.288	(b)%	08/25/33	$1,525,577
1,986	Accredited Mortgage Loan Trust, 1 Month USD LIBOR + 0.60%	1.838	(b)	04/25/34	1,921,074
288	Asset-Backed Securities Corp. Home Equity Loan Trust, 1 Month USD LIBOR + 0.19%	1.428	(b)	03/25/36	257,976
702	Bear Stearns Asset-Backed Securities I Trust, 1 Month USD LIBOR + 0.26%	1.498	(b)	10/25/36	637,321
424	Bear Stearns Asset-Backed Securities Trust, 1 Month USD LIBOR + 0.32%	1.558	(b)	01/25/47	420,966
880	Business Loan Express Business Loan Trust, 1 Month USD LIBOR + 0.40% (a)	1.639	(b)	10/20/40	828,842
800	Citigroup Mortgage Loan Trust, Inc., 1 Month USD LIBOR + 2.00% (a)	3.238	(b)	07/25/44	815,106
2,000	Colony American Homes, 1 Month LIBOR + 3.00% (a)	4.237	(b)	07/17/32	2,028,006
1,300	Conn Funding II LP (a)	7.40		10/15/21	1,323,517
1,348	Credit-Based Asset Servicing & Securitization LLC, 1 Month USD LIBOR + 0.15%	1.388	(b)	05/25/36	1,105,077
1,794	CWABS Asset-Backed Certificates Trust, 1 Month USD LIBOR + 0.24%	1.478	(b)	10/25/46	1,701,121
1,023	EMC Mortgage Loan Trust, 1 Month LIBOR + 1.00% (a)	2.237	(b)	11/25/30	981,688
1,924	Equity One Mortgage Pass-Through Trust, 1 Month USD LIBOR + 0.48%	1.718	(b)	07/25/34	1,823,946
2,996	GMAT Trust (a)	4.25		09/25/20	3,016,781
	GSAA Home Equity Trust
581		6.002		11/25/36	389,111
1,136		6.099		03/25/37	526,634
1,000	Home Partners of America Trust, 1 Month LIBOR + 3.78% (a)	5.017	(b)	10/17/33	1,030,612
450	InSite Issuer LLC (a)	6.414		11/15/46	462,547
	Invitation Homes Trust
2,000	1 Month LIBOR + 3.15% (a)	4.387	(b)	06/17/32	2,014,181
1,800	1 Month LIBOR + 4.30% (a)	5.537	(b)	03/17/32	1,832,791
137	1 Month LIBOR + 4.50% (a)	5.737	(b)	12/17/31	138,596
1,700	1 Month LIBOR + 4.75% (a)	5.987	(b)	08/17/32	1,739,084
	MASTR Asset-Backed Securities Trust
1,964	1 Month USD LIBOR + 0.05%	1.288	(b)	08/25/36	1,053,362
2,518	1 Month USD LIBOR + 0.24%	1.478	(b)	08/25/36	1,393,095

See Notes to Financial Statements

Morgan Stanley Global Fixed Income Opportunities Fund

Portfolio of Investments  ■  October 31, 2017 continued

PRINCIPAL AMOUNT (000)		COUPON RATE		MATURITY DATE	VALUE
$465	MASTR Specialized Loan Trust, 1 Month LIBOR + 0.35% (a)	1.588	(b)%	05/25/37	$397,777
1,100	METAL LLC (Cayman Islands) (a)	4.581		10/15/42	1,099,999
	Nationstar HECM Loan Trust
2,280	(a)	3.147		08/25/26	2,291,400
1,300	(a)	3.598	(b)	06/25/26	1,312,610
952	Nationstar Home Equity Loan Trust, 1 Month USD LIBOR + 0.25%	1.488	(b)	04/25/37	944,204
1,000	Oak Hill Advisors Residential Loan Trust (a)	4.875		07/25/57	1,002,442
2,877	Oakwood Mortgage Investors, Inc.	7.405	(b)	06/15/31	1,129,309
1,395	Ownit Mortgage Loan Trust, 1 Month USD LIBOR + 0.27%	1.508	(b)	03/25/37	1,193,067
	PNMAC GMSR Issuer Trust
700	(a)	5.238	(b)	08/25/23	700,000
1,700	1 Month USD LIBOR + 4.75% (a)	5.988	(b)	02/25/50	1,708,804
	RAMP Trust
590	1 Month USD LIBOR + 0.32%	1.558	(b)	11/25/35	508,539
700		5.623		10/25/33	709,780
752	Stanwich Mortgage Loan Co., LLC (a)	3.598		03/16/22	751,622
600	Tricon American Homes Trust (a)	5.151		09/17/34	608,411
1,486	Truman Capital Mortgage Loan Trust, 1 Month USD LIBOR + 0.26% (a)	1.498	(b)	03/25/36	1,442,523
1,300	Veros Automobile Receivables Trust (a)	3.98		04/17/23	1,299,763
894	VOLT LXII LLC (a)	3.125		09/25/47	893,906
118	VOLT NPL X LLC (a)	4.75		10/26/54	118,205
400	VOLT XIX LLC (a)	5.00		04/25/55	400,936
293	VOLT XL LLC (a)	4.375		11/27/45	294,416
399	VOLT XXII LLC (a)	4.25		02/25/55	399,518
3,308	VOLT XXV LLC (a)	3.50		06/26/45	3,316,101
	Total Asset-Backed Securities (Cost $50,207,533)				51,490,343
	Collateralized Mortgage Obligations - Agency Collateral Series (0.7%)
	Federal Home Loan Mortgage Corporation
810	1 Month LIBOR + 5.05%	6.287	(b)	07/25/23	818,038
569	1 Month LIBOR + 5.25% (a)	6.482	(b)	07/25/26	579,708
	IO
8,452		0.952	(b)	01/25/31	761,012
12,000		1.705	(b)	01/25/41	928,456

See Notes to Financial Statements

Morgan Stanley Global Fixed Income Opportunities Fund

Portfolio of Investments  ■  October 31, 2017 continued

PRINCIPAL AMOUNT (000)		COUPON RATE		MATURITY DATE	VALUE
	Federal National Mortgage Association, IO REMIC
$2,196		1.78	(b)%	03/25/44	$132,718
3,707		1.902	(b)	10/25/39	199,012
800	6.55% - 1 Month LIBOR	5.312	(b)	08/25/41	110,621
2,347	Government National Mortgage Association, IO, 6.25% - 1 Month LIBOR	5.011	(b)	12/20/42	390,356
	Total Collateralized Mortgage Obligations - Agency Collateral Series (Cost $3,503,321)				3,919,921
	Commercial Mortgage-Backed Securities (3.6%)
633	BAMLL Commercial Mortgage Securities Trust, 1 Month LIBOR + 5.50% (a)	6.739	(b)	12/15/31	604,134
1,000	BBCMS Trust, 1 Month LIBOR + 3.75% (a)	4.989	(b)	08/15/27	1,003,835
	COMM Mortgage Trust
363	(a)	3.495		09/10/47	279,742
490	(a)	4.127	(b)	03/10/46	449,817
139	(a)	4.735	(b)	07/15/47	121,817
473	(a)	4.746	(b)	11/12/46	454,518
	Commercial Mortgage Pass-Through Certificates
335	(a)	4.598	(b)	02/10/47	313,501
	IO
4,715		0.807	(b)	02/10/47	131,049
2,158	COOF Securitization Trust, IO (a)	2.931	(b)	10/25/40	218,433
19,134	COOF Securitization Trust II, IO (a)	2.254	(b)	08/25/41	1,423,334
	GS Mortgage Securities Trust
1,500	(a)	4.51	(b)	11/10/47	1,316,256
160	(a)	4.529	(b)	09/10/47	133,255
	JP Morgan Chase Commercial Mortgage Securities Trust
690	(a)	4.572	(b)	07/15/47	569,553
	IO
6,328		1.116	(b)	07/15/47	259,131
	JPMBB Commercial Mortgage Securities Trust
600	(a)	3.844	(b)	02/15/48	484,821
236	(a)	3.958	(b)	09/15/47	204,217
1,835	(a)	4.66	(b)	08/15/47	1,580,187
405	(a)	4.665	(b)	04/15/47	364,186
1,004	(a)	5.081	(b)	11/15/45	990,993
	IO
3,850		1.077	(b)	08/15/47	207,217

See Notes to Financial Statements

Morgan Stanley Global Fixed Income Opportunities Fund

Portfolio of Investments  ■  October 31, 2017 continued

PRINCIPAL AMOUNT (000)			COUPON RATE		MATURITY DATE	VALUE
		KGS-Alpha SBA COOF Trust, IO
	$2,599	(a)	2.944	(b)%	04/25/40	$219,311
	2,963	(a)	2.961	(b)	07/25/41	350,239
	270	LB-UBS Commercial Mortgage Trust	6.42	(b)	09/15/45	274,347
GBP	725	Logistics PLC, 3 Month GBP LIBOR + 3.40% (United Kingdom) (a)	3.682	(b)	08/20/25	963,483
	$993	Morgan Stanley Bank of America Merrill Lynch Trust (a)	4.75		12/15/46	986,984
EUR	1,200	Taurus Ltd., 3 Month EURIBOR + 4.50% (Germany)	4.40	(b)	02/01/26	1,412,744
		Wells Fargo Commercial Mortgage Trust
	$350	(a)	3.938		08/15/50	294,556
	900	(a)	4.364	(b)	04/15/50	743,470
	803	WFCG Commercial Mortgage Trust, 1 Month LIBOR + 3.141% (a)	4.38	(b)	11/15/29	805,772
		WFRBS Commercial Mortgage Trust
	248	(a)	3.692		11/15/47	171,297
	1,005	(a)	3.803	(b)	11/15/47	766,026
	303	(a)	3.986		05/15/47	234,053
	419	(a)	3.992	(b)	10/15/57	338,770
	250	(a)	4.135	(b)	05/15/45	232,645
	541	(a)	4.98	(b)	09/15/46	518,021
		Total Commercial Mortgage-Backed Securities (Cost $19,651,216)				19,421,714
		Mortgages - Other (11.9%)
		Alba PLC (United Kingdom)
GBP	400	1 Month GBP LIBOR + 2.10%	2.433	(b)	04/24/49	526,643
	670	1 Month GBP LIBOR + 2.70%	3.033	(b)	04/24/49	855,612
		Alternative Loan Trust
	$888	1 Month USD LIBOR + 0.13%	1.368	(b)	03/25/47	761,810
	290	1 Month USD LIBOR + 0.16%	1.398	(b)	02/25/47	280,285
	199	1 Month USD LIBOR + 0.18%	1.418	(b)	05/25/47	194,150
	511	1 Month USD LIBOR + 0.50%	1.738	(b)	10/25/35	406,659
	326		2.86	(b)	10/25/35	285,205
	422		3.053	(b)	05/25/36	337,954
	163		3.285	(b)	08/25/35	151,557
	38		5.50		02/25/36	33,729
	574		6.00		04/25/36	451,815
	149		6.00		04/25/36	124,909
	287		6.00		07/25/37	262,370

See Notes to Financial Statements

Morgan Stanley Global Fixed Income Opportunities Fund

Portfolio of Investments  ■  October 31, 2017 continued

PRINCIPAL AMOUNT (000)			COUPON RATE		MATURITY DATE	VALUE
		PAC
	$29		5.50%		02/25/36	$25,923
	80		6.00		04/25/36	67,815
		American Home Mortgage Investment Trust
	239	(a)	6.60		01/25/37	119,932
		IO
	3,138		2.078		05/25/47	582,051
	219	Banc of America Alternative Loan Trust, 1 Month USD LIBOR + 0.65%	1.888	(b)	07/25/46	164,859
		Banc of America Funding Trust
	281		5.25		07/25/37	279,723
	106		6.00		07/25/37	87,582
		BCAP LLC Trust
	695	1 Month USD LIBOR + 0.18% (a)	1.417	(b)	07/26/35	660,364
	212	(a)	3.468	(b)	03/26/37	184,540
	683	Bear Stearns Structured Products, Inc. Trust	3.368	(b)	01/26/36	617,024
		Bear Stearns Trust
	513		3.344	(b)	05/25/36	471,430
	142		3.545	(b)	05/25/47	132,171
	166	Chase Mortgage Finance Trust, 1 Month USD LIBOR + 0.60%	1.838	(b)	02/25/37	102,042
	105	ChaseFlex Trust	6.50		02/25/35	111,132
		CHL Mortgage Pass-Through Trust
	566		3.247	(b)	09/25/34	521,941
	750		3.468	(b)	02/19/34	760,426
	410		5.50		05/25/34	418,287
	1,412	CHL Mortgage Pass-Through Trust Resecuritization	6.00		12/25/36	1,351,179
	224	Citigroup Mortgage Loan Trust	3.589	(b)	11/25/36	210,145
		CSFB Mortgage-Backed Pass-Through Certificates
	893		6.50		12/25/33	957,412
	636		7.50		10/25/32	655,723
		CSMC Mortgage-Backed Trust
	1,023		5.587	(b)	04/25/37	518,050
	1,967		6.50		05/25/36	1,031,052
		CSMC Trust
	900	(a)	4.526	(b)	11/25/57	904,716
	764	(a)	4.731	(b)	08/25/62	764,533
EUR	697	EMF-NL Prime, 3 Month EURIBOR + 0.80% (Netherlands)	0.471	(b)	04/17/41	771,377
GBP	1,000	Eurosail PLC, 3 Month GBP LIBOR + 0.95% (United Kingdom)	1.252	(b)	06/13/45	1,278,209

See Notes to Financial Statements

Morgan Stanley Global Fixed Income Opportunities Fund

Portfolio of Investments  ■  October 31, 2017 continued

PRINCIPAL AMOUNT (000)			COUPON RATE		MATURITY DATE	VALUE
	$664	Farringdon Mortgages No. 2 PLC, 3 Month GBP LIBOR + 1.50% (United Kingdom)	1.879	(b)%	07/15/47	$867,217
		Federal Home Loan Mortgage Corporation
	720	1 Month USD LIBOR + 3.75%	4.988	(b)	09/25/24	810,430
	449	1 Month USD LIBOR + 4.00%	5.238	(b)	08/25/24	485,266
	60	First Horizon Alternative Mortgage Securities Trust	6.00		08/25/36	50,532
		GreenPoint Mortgage Funding Trust
	553	1 Month USD LIBOR + 0.16%	1.398	(b)	02/25/37	543,908
	585	1 Month USD LIBOR + 0.18%	1.418	(b)	01/25/37	552,913
	260	1 Month USD LIBOR + 0.29%	1.528	(b)	02/25/36	251,196
EUR	1,523	Grifonas Finance PLC, 6 Month EURIBOR + 0.28% (Greece)	0.008	(b)	08/28/39	1,560,442
		GSR Mortgage Loan Trust
	$35		3.53	(b)	05/25/35	34,975
	259		3.632	(b)	03/25/37	238,673
	1,349		3.99	(b)	12/25/34	1,327,102
	854	HarborView Mortgage Loan Trust	3.279	(b)	05/19/33	866,659
		Impac CMB Trust
	115	1 Month USD LIBOR + 0.735%	1.973	(b)	04/25/35	103,581
	139	1 Month USD LIBOR + 0.75%	1.988	(b)	04/25/35	106,632
	508	1 Month USD LIBOR + 0.78%	2.018	(b)	10/25/35	480,317
		JP Morgan Alternative Loan Trust
	299		6.00		12/25/35	289,548
	163		6.00		08/25/36	174,034
		Lehman Mortgage Trust
	43		5.50		11/25/35	39,702
	151		5.50		02/25/36	154,657
	155		5.50		02/25/36	141,053
	1,001		6.00		06/25/37	683,071
	550		6.50		09/25/37	414,523
	1,078	Lehman XS Trust, 1 Month USD LIBOR + 0.22%	1.458	(b)	06/25/47	928,204
EUR	1,501	Ludgate Funding PLC, 3 Month EURIBOR + 0.42% (United Kingdom)	0.09	(b)	12/01/60	1,556,748
	$1,152	Luminent Mortgage Trust, 1 Month USD LIBOR + 0.23%	1.468	(b)	05/25/37	1,066,751
		Magnolia Finance XI DAC (Ireland)
EUR	1,730	3 Month EURIBOR + 2.75% (a)	2.75	(b)	04/20/20	2,000,466
		IO
	1,730	(a)	0.25		04/20/20	6,651

See Notes to Financial Statements

Morgan Stanley Global Fixed Income Opportunities Fund

Portfolio of Investments  ■  October 31, 2017 continued

PRINCIPAL AMOUNT (000)			COUPON RATE		MATURITY DATE	VALUE
		Mansard Mortgages PLC (United Kingdom)
GBP	733	3 Month GBP LIBOR + 1.10%	1.479	(b)%	10/15/48	$904,304
	700	3 Month GBP LIBOR + 2.00%	2.327	(b)	12/15/49	935,821
		MASTR Adjustable Rate Mortgages Trust
	$625	(a)	3.431	(b)	11/25/35	530,695
	562		3.545	(b)	02/25/36	543,541
		MASTR Alternative Loan Trust
	1,541		5.50		02/25/35	1,632,718
	1,516		6.00		05/25/33	1,575,867
	88	MASTR Asset Securitization Trust, 1 Month USD LIBOR + 6.00%	6.00	(b)	06/25/36	86,449
	2,429	Merrill Lynch Mortgage Investors Trust, IO (a)	2.085	(b)	02/25/36	203,841
	655	MortgageIT Trust, 1 Month USD LIBOR + 0.45%	1.688	(b)	10/25/35	632,848
		Nomura Asset Acceptance Corp. Alternative Loan Trust
	289	1 Month USD LIBOR + 0.06%	1.298	(b)	10/25/36	237,473
	965		4.192	(b)	06/25/36	861,862
	2,392		5.755	(b)	06/25/36	1,356,165
GBP	1,000	Oncilla Mortgage Funding PLC, 3 Month GBP LIBOR + 1.90% (United Kingdom)	2.192	(b)	12/12/43	1,322,087
	1,000	Paragon Mortgages No. 13, 3 Month GBP LIBOR + 0.80% (United Kingdom)	1.179	(b)	01/15/39	1,227,761
		RALI Trust
	$151		6.00		04/25/36	138,305
	213		6.00		08/25/36	194,735
	564		6.00		11/25/36	498,728
	303		6.00		11/25/36	268,100
	63		6.00		01/25/37	52,227
		PAC
	83		6.00		04/25/36	75,919
		Reperforming Loan REMIC Trust
	454	(a)	6.50		03/25/35	454,292
	593	(a)	7.50		11/25/34	587,899
	945	Residential Asset Securitization Trust	6.00		05/25/36	920,463
		ResLoC UK PLC (United Kingdom)
EUR	1,074	3 Month EURIBOR + 0.45%	0.121	(b)	12/15/43	1,097,087
GBP	763	3 Month GBP LIBOR + 0.22%	0.547	(b)	12/15/43	952,579
	$972	RFMSI Series Trust	6.00		07/25/36	950,581
GBP	914	RMAC Securities No. 1 PLC, 3 Month GBP LIBOR + 0.47% (United Kingdom)	0.762	(b)	06/12/44	1,137,417

See Notes to Financial Statements

Morgan Stanley Global Fixed Income Opportunities Fund

Portfolio of Investments  ■  October 31, 2017 continued

PRINCIPAL AMOUNT (000)			COUPON RATE		MATURITY DATE	VALUE
	$568	Sequoia Mortgage Trust, 1 Month USD LIBOR + 0.62%	1.859	(b)%	07/20/33	$546,139
GBP	1,000	Southern Pacific Securities PLC, 3 Month GBP LIBOR + 0.53% (United Kingdom)	0.817	(b)	03/10/44	1,269,047
	$250	STARM Mortgage Loan Trust	3.741	(b)	10/25/37	237,514
		Structured Adjustable Rate Mortgage Loan Trust
	$761		2.108	(b)	11/25/34	697,539
	331		3.566	(b)	06/25/37	324,679
	1,521	Structured Asset Mortgage Investments II Trust	1.575	(b)	04/19/35	1,453,170
	2,169	Structured Asset Securities Corp., IO (a)	3.556	(b)	07/25/35	237,586
	2,343	TBW Mortgage-Backed Trust	6.50		07/25/36	1,630,514
GBP	800	Trinity Square PLC, 3 Month GBP LIBOR + 3.40% (United Kingdom)	3.779	(b)	07/15/51	1,100,187
		Washington Mutual Mortgage Pass-Through Certificates Trust
	$881	12 Month Treasury Average + 0.76%	1.704	(b)	04/25/47	796,537
	945	12 Month Treasury Average + 0.97%	1.914	(b)	05/25/46	819,170
	1,135	Wells Fargo Alternative Loan Trust	3.738	(b)	07/25/37	1,113,400
		Total Mortgages - Other (Cost $59,277,667)				63,762,833
		Variable Rate Senior Loan Interests (2.7%)
	1,250	Albertsons, LLC, Term B, 1 Month LIBOR + 2.75%	1.00	(o)	08/25/21	1,214,556
	990	American Bath Group, LLC, Term B, 3 Month LIBOR + 5.25%	6.583		09/30/23	1,001,761
	1,331	Apex Tool Group LLC, Term B, 1 Month LIBOR + 3.25%	4.50		02/01/20	1,322,004
	1,250	Associated Asphalt Partners, LLC, Term B, 1 Month LIBOR + 5.25%	1.00	(o)	04/05/24	1,229,688
	997	BJ's Wholesale Club, Inc., 1st Lien Term, 1 Month LIBOR + 3.75%	4.988		02/03/24	974,811
	1,197	Checkers Holdings, Inc., Term Loan, 1 Month LIBOR + 4.25%	5.50		04/25/24	1,198,502
	694	Commercial Barge Line Co., 1st Lien Term, 1 Month LIBOR + 8.75%	9.992		11/12/20	538,524
	1,342	Commercial Vehicle Group, Inc., Term B, 1 Month LIBOR + 6.00%	7.242		04/12/23	1,351,624
	1,620	Coveris Holdings S.A. (Luxembourg), Term B, 3 Month LIBOR + 4.25% (Luxembourg)	5.583		06/26/22	1,615,254
	1,485	Gruden Acquisition, Inc., 1st Lien Term, 3 Month LIBOR + 5.50%	6.833		08/18/22	1,480,019

See Notes to Financial Statements

Morgan Stanley Global Fixed Income Opportunities Fund

Portfolio of Investments  ■  October 31, 2017 continued

PRINCIPAL AMOUNT (000)		COUPON RATE		MATURITY DATE	VALUE
$988	Kemet Electronic Corp., Term B, 1 Month LIBOR + 6.00%	7.242%		04/28/24	$998,609
733	Neiman Marcus Group Ltd., LLC, Term Loan, 1 Month LIBOR + 3.25%	4.488		10/25/20	578,400
500	SAExploration Holdings, Inc., Term Loan	10.00		01/02/20	495,000
650	syncreon Global Finance, Inc. (Netherlands), Term B, 3 Month LIBOR + 4.25% (Netherlands)	1.00	(o)	10/28/20	570,700
	Total Variable Rate Senior Loan Interests (Cost $14,690,764)				14,569,452
	Short-Term Investments (9.2%)
	U.S. Treasury Securities (1.9%)
	U.S. Treasury Bills
267	(g)(p)(q)	1.155		04/26/18	265,399
308	(g)(p)(q)	1.16		04/26/18	306,153
648	(g)(p)(q)	1.163		04/26/18	644,115
98	(g)(p)(q)	1.164		04/26/18	97,413
1,633	(g)(p)(q)	1.165		04/26/18	1,623,208
7,046	(g)(p)(q)	1.191		04/26/18	7,003,752
	Total U.S. Treasury Securities (Cost $9,943,514)				9,940,040
NUMBER OF SHARES (000)
	Securities held as Collateral on Loaned Securities (1.6%)
	Investment Company (1.6%)
8,821	Morgan Stanley Institutional Liquidity Funds - Government Portfolio - Institutional Class (See Note 8) (Cost $8,820,585)				8,820,585
	Investment Company (5.7%)
30,926	Morgan Stanley Institutional Liquidity Funds - Government Portfolio - Institutional Class (See Note 8) (Cost $30,925,736)				30,925,736
	Total Short-Term Investments (Cost $49,689,835)				49,686,361
	Total Investments (Cost $533,696,918) (r)(s)			101.9%	548,276,772
	Liabilities in Excess of Other Assets			(1.9)	(10,336,991)
	Net Assets			100.0%	$537,939,781

    Country assignments and aggregations are based generally on third party vendor classifications and information, and may be different from the assignments and aggregations under the policies set forth in the Fund's prospectus and/or statement of additional information relating to geographic classifications.

See Notes to Financial Statements

Morgan Stanley Global Fixed Income Opportunities Fund

Portfolio of Investments  ■  October 31, 2017 continued

  EURIBOR  Euro Interbank Offered Rate.

  IO  Interest Only.

  LIBOR  London Interbank Offered Rate.

  MTN  Medium Term Note.

  OFZ  Obilgatsyi Federal'novo Zaima (Russian Federal Loan Obligation).

  PAC  Planned Amortization Class.

  PJSC  Public Joint Stock Company.

  REMIC  Real Estate Mortgage Investment Conduit.

  (a)  144A security - Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

  (b)  Floating or Variable rate securities: The rates disclosed are as of October 31, 2017. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description in the Portfolio of Investments. Certain variable rate securities may be not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description in the Portfolio of Investments.

  (c)  Perpetual - One or more securities do not have a predetermined maturity date. Rates for these securities are fixed for a period of time, after which they revert to a floating rate. Interest rates in effect are as of October 31, 2017.

  (d)  Amount is less than 0.05%.

  (e)  Par is less than $500.

  (f)  Capital appreciation bond.

  (g)  All or a portion of this security was on loan at October 31, 2017.

  (h)  PIK: Payment-in-kind security for which part of the income earned may be paid as additional principal.

  (i)  Issuer in bankruptcy.

  (j)  Non-income producing security; bond in default.

  (k)  Illiquid security.

  (l)  Acquired through exchange offer.

  (m)  At October 31, 2017, the Fund held a fair valued security valued at $0, representing 0.0% of net assets. This security has been fair valued as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees.

  (n)  Multi-step - Coupon rate changes in predetermined increments to maturity. Rate disclosed is as of October 31, 2017. Maturity date disclosed is the ultimate maturity date.

  (o)  Unsettled Position. The contract rate does not take effect until settlement date.

  (p)  Rate shown is the yield to maturity at October 31, 2017.

  (q)  All or a portion of the security was pledged to cover margin requirements for swap agreements.

  (r)  Securities are available for collateral in connection with open foreign currency forward exchange contracts, futures contracts and swap agreements.

  (s)  At October 31, 2017, the aggregate cost for federal income tax purposes is $531,795,331. The aggregate gross unrealized appreciation is $23,026,983 and the aggregate gross unrealized depreciation is $9,621,474, resulting in net unrealized appreciation of $13,405,509.

Foreign Currency Forward Exchange Contracts:

The Fund had the following foreign currency forward exchange contracts open at October 31, 2017:

COUNTERPARTY	CONTRACTS TO DELIVER		IN EXCHANGE FOR		DELIVERY DATE	UNREALIZED APPRECIATION (DEPRECIATION)
Australia and New Zealand Banking Group	EUR	187,872		$218,774	11/10/17	$(159)
Australia and New Zealand Banking Group		$3,033	GBP	2,316	11/10/17	44
Bank of America NA	ARS	30,820,000		$1,738,297	11/10/17	1,225
Bank of America NA	EUR	1,639		$1,937	11/10/17	27
Bank of America NA	HUF	834,370,842		$3,190,906	11/10/17	68,706

See Notes to Financial Statements

Morgan Stanley Global Fixed Income Opportunities Fund

Portfolio of Investments  ■  October 31, 2017 continued

COUNTERPARTY	CONTRACTS TO DELIVER		IN EXCHANGE FOR		DELIVERY DATE	UNREALIZED APPRECIATION (DEPRECIATION)
Bank of America NA	PEN	18,250,000		$5,574,562	11/10/17	$(37,715)
Bank of America NA		$57,712	EUR	48,826	11/10/17	(814)
Bank of America NA		$2,408,994	MXN	45,352,451	11/10/17	(46,352)
Barclays Bank PLC	AUD	806,272		$631,033	11/10/17	13,999
Barclays Bank PLC	EUR	73,748,392		$86,712,032	11/10/17	770,831
Barclays Bank PLC	EUR	240,674		$283,186	11/10/17	2,722
Barclays Bank PLC	EUR	301,679		$349,575	11/10/17	(1,980)
Barclays Bank PLC	MXN	307,862,975		$16,803,922	11/10/17	765,758
Barclays Bank PLC		$74,498	EUR	63,000	11/10/17	(1,082)
Barclays Bank PLC		$21,039	GBP	15,838	11/10/17	1
Barclays Bank PLC		$3,906,033	MXN	72,578,000	11/10/17	(125,072)
Barclays Bank PLC		$2,027,244	MXN	37,840,996	11/10/17	(55,912)
BNP Paribas SA	BRL	38,938,500		$12,263,322	11/10/17	374,793
Citibank NA		$24,003	EUR	20,415	11/10/17	(213)
Citibank NA		$50,392	GBP	38,244	11/10/17	413
Goldman Sachs International	CAD	7,229		$5,777	11/10/17	173
HSBC Bank PLC	GBP	15,624,323		$20,773,819	11/10/17	17,749
HSBC Bank PLC	PLN	5,574,612		$1,519,361	11/10/17	(12,100)
JPMorgan Chase Bank NA	ARS	17,400,000		$977,528	11/10/17	(3,168)
JPMorgan Chase Bank NA	AUD	302,613		$231,969	11/10/17	381
JPMorgan Chase Bank NA	BRL	8,615,000		$2,641,585	11/10/17	11,291
JPMorgan Chase Bank NA	EUR	319,207		$372,344	11/10/17	363
JPMorgan Chase Bank NA	IDR	114,858,594,780		$8,430,917	11/10/17	(32,565)
JPMorgan Chase Bank NA	RUB	85,695,000		$1,470,301	11/10/17	6,916
JPMorgan Chase Bank NA		$2,594,621	BRL	8,517,104	11/10/17	5,783
JPMorgan Chase Bank NA		$1,279,044	IDR	17,230,000,000	11/10/17	(9,432)
Royal Bank of Canada		$5,186,262	NOK	41,390,000	11/10/17	(117,975)
State Street Bank and Trust Co.	EUR	900,000		$1,056,918	11/10/17	8,121
State Street Bank and Trust Co.	RUB	67,850,000		$1,176,930	11/10/17	18,278
State Street Bank and Trust Co.		$1,488,668	IDR	20,100,000,000	11/10/17	(7,578)
UBS AG	AUD	19,923,040		$15,594,162	11/10/17	347,222
UBS AG	HUF	722,483,211		$2,766,969	11/10/17	63,450
UBS AG	JPY	703,164,000		$6,250,002	11/10/17	63,894
UBS AG	SEK	13,461,536		$1,653,504	11/10/17	44,841
UBS AG		$249,970	EUR	210,739	11/10/17	(4,390)
UBS AG		$90,102	HUF	23,699,999	11/10/17	(1,417)
Australia and New Zealand Banking Group	CHF	2,675,000		$2,684,611	11/13/17	1,469
Westpac Banking Corp.	PLN	9,200,000		$2,511,500	11/13/17	(15,924)
						$2,114,602

See Notes to Financial Statements

Morgan Stanley Global Fixed Income Opportunities Fund

Portfolio of Investments  ■  October 31, 2017 continued

Futures Contracts:

The Fund had the following futures contracts open at October 31, 2017:

	NUMBER OF CONTRACTS	EXPIRATION DATE	NOTIONAL AMOUNT (000)	VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
Long: U.S. Treasury Ultra Bond	119	Dec-17	11,900	$19,608,969	$(334,001)
Australian 10 yr. Bond	59	Dec-17	5,900	5,818,442	44,473
German Euro BOBL	15	Dec-17	1,500	2,302,558	5,941
Short:
U.S. Treasury 10 yr. Note	6	Dec-17	(600)	(749,625)	2,531
U.S. Treasury Long Bond	5	Dec-17	(500)	(762,344)	(9,063)
U.S. Treasury 10 yr. Ultra Long Bond	11	Dec-17	(1,100)	(1,473,140)	23,891
UK Long Gilt Bond	12	Dec-17	(1,200)	(1,981,547)	(15,460)
German Euro Bund	149	Dec-17	(14,900)	(28,247,309)	(116,566)
U.S. Treasury 5 yr. Note	358	Dec-17	(35,800)	(41,953,125)	251,297
U.S. Treasury 2 yr. Note	313	Dec-17	(62,600)	(67,407,485)	268,521
					$121,564

Credit Default Swap Agreements:

The Fund had the following credit default swap agreements open at October 31, 2017:

SWAP COUNTERPARTY AND REFERENCE OBLIGATION	CREDIT RATING OF REFERENCE OBLIGATION†	BUY/SELL PROTECTION	PAY/ RECEIVE FIXED RATE	PAYMENT FREQUENCY	MATURITY DATE	NOTIONAL AMOUNT (000)	VALUE	UPFRONT PAYMENT PAID (RECEIVED)	UNREALIZED DEPRECIATION
	(Unaudited)
Credit Suisse International CMBX.NA.BBB.60	NR	Sell	3.00%	Monthly	5/11/63	$1,500	$(250,083)	$(100,239)	$(149,844)
Credit Suisse International CMBX.NA.BBB.60	NR	Sell	3.00	Monthly	5/11/63	3,000	(500,167)	(203,132)	(297,035)
Credit Suisse International CMBX.NA.BBB.60	NR	Sell	3.00	Monthly	5/11/63	4,096	(682,895)	(154,686)	(528,209)
Deutsche Bank AG CMBX.NA.BB.60	NR	Sell	5.00	Monthly	5/11/63	335	(87,682)	2,284	(89,966)
Goldman Sachs International CMBX.NA.BB.60	NR	Sell	5.00	Monthly	5/11/63	586	(153,378)	(401)	(152,977)

See Notes to Financial Statements

Morgan Stanley Global Fixed Income Opportunities Fund

Portfolio of Investments  ■  October 31, 2017 continued

SWAP COUNTERPARTY AND REFERENCE OBLIGATION	CREDIT RATING OF REFERENCE OBLIGATION†	BUY/SELL PROTECTION	PAY/ RECEIVE FIXED RATE	PAYMENT FREQUENCY	MATURITY DATE	NOTIONAL AMOUNT (000)	VALUE	UPFRONT PAYMENT PAID (RECEIVED)	UNREALIZED DEPRECIATION
	(Unaudited)
Goldman Sachs International CMBX.NA.BB.60	NR	Sell	5.00%	Monthly	5/11/63	$416	$(108,882)	$(59,883)	$(48,999)
Goldman Sachs International CMBX.NA.BBB.60	NR	Sell	3.00	Monthly	5/11/63	2,431	(405,302)	(94,508)	(310,794)
Goldman Sachs International CMBX.NA.BBB.60	NR	Sell	3.00	Monthly	5/11/63	2,473	(412,305)	(94,806)	(317,499)
Morgan Stanley & Co., LLC* CDX.NA.HY.29	NR	Buy	5.00	Quarterly	12/20/22	23,325	(2,096,646)	(1,770,627)	(326,019)
						$38,162	$(4,697,340)	$(2,475,998)	$(2,221,342)

Interest Rate Swap Agreements:

The Fund had the following interest rate swap agreements open at October 31, 2017:

SWAP COUNTERPARTY	FLOATING RATE INDEX	PAY/ RECEIVE FLOATING RATE	FIXED RATE	PAYMENT FREQUENCY PAID/RECEIVED	MATURITY DATE	NOTIONAL AMOUNT (000)	VALUE	UPFRONT PAYMENT PAID	UNREALIZED APPRECIATION (DEPRECIATION)
Morgan Stanley & Co., LLC*	3 Month LIBOR	Receive	2.28%	Semi-Annual/ Quarterly	12/8/26	$8,000	$(20,762)	$—	$(20,762)
Morgan Stanley & Co., LLC*	3 Month LIBOR	Receive	2.48	Semi-Annual/ Quarterly	12/21/26	21,800	(424,491)	—	(424,491)
Morgan Stanley & Co., LLC*	3 Month LIBOR	Receive	2.59	Semi-Annual/ Quarterly	12/8/46	1,100	113	—	113
Morgan Stanley & Co., LLC*	3 Month LIBOR	Receive	2.74	Semi-Annual/ Quarterly	12/21/46	6,900	(218,814)	—	(218,814)
Morgan Stanley & Co., LLC*	3 Month LIBOR	Receive	2.48	Semi-Annual/ Quarterly	5/23/47	2,000	49,196	—	49,196
						$39,800	$(614,758)	$—	$(614,758)

  †  Credit rating as issued by Standard & Poor's.

  *  Cleared swap agreement, the broker is Morgan Stanley & Co., LLC.

  NR  Not rated.

  LIBOR  London Interbank Offered Rate.

See Notes to Financial Statements

Morgan Stanley Global Fixed Income Opportunities Fund

Portfolio of Investments  ■  October 31, 2017 continued

Currency Abbreviations:

ARS   Argentine Peso.

AUD   Australian Dollar.

BRL   Brazilian Real.

CAD   Canadian Dollar.

CHF   Swiss Franc.

DKK   Danish Krone.

EUR   Euro.

GBP   British Pound.

HUF   Hungarian Forint.

IDR   Indonesian Rupiah.

JPY   Japanese Yen.

MXN   Mexican Peso.

NOK   Norwegian Krone.

PEN   Peruvian Nuevo Sol.

PLN   Polish Zloty.

RUB   Russian Ruble.

SEK   Swedish Krona.

USD   United States Dollar.

See Notes to Financial Statements

Morgan Stanley Global Fixed Income Opportunities Fund

Financial Statements

Statement of Assets and Liabilities October 31, 2017

Assets:
Investments in securities, at value (cost $493,950,597) (Including $8,791,343 for securities loaned)	$508,530,451
Investment in affiliate, at value (cost $39,746,321)	39,746,321
Total investments in securities, at value (cost $533,696,918)	548,276,772
Unrealized appreciation on open foreign currency forward exchange contracts	2,588,450
Cash	909,754
Receivable for:
Interest and paydown	5,007,134
Investments sold	3,823,438
Variation margin on open futures contracts	871,226
Shares of beneficial interest sold	823,391
Foreign withholding taxes reclaimed	112,141
Dividends from affiliate	24,360
Premium paid on open swap agreements	2,284
Prepaid expenses and other assets	85,463
Total Assets	562,524,413
Liabilities:
Collateral on securities loaned, at value	8,820,585
Unrealized depreciation on open swap agreements	1,895,323
Unrealized depreciation on open foreign currency forward exchange contracts	473,848
Due to broker	2,420,000
Payable for:
Investments purchased	9,122,439
Premium received on open swap agreements	707,655
Shares of beneficial interest redeemed	483,686
Advisory fee	140,510
Dividends to shareholders	92,251
Variation margin on open swap agreements	52,685
Trustees' fees	51,387
Transfer and sub transfer agent fees	42,996
Distribution fee	40,429
Administration fee	36,237
Deferred Capital Gain Country Tax	53,065
Accrued expenses and other payables	151,536
Total Liabilities	24,584,632
Net Assets	$537,939,781
Composition of Net Assets:
Paid-in-capital	$575,965,548
Net unrealized appreciation (Net of $53,065 of deferred capital gain country tax)	13,937,005
Dividends in excess of net investment income	(518,902)
Accumulated net realized loss	(51,443,870)
Net Assets	$537,939,781
Class A Shares:
Net Assets	$78,970,153
Shares Outstanding (unlimited shares authorized, $0.01 par value)	13,958,460
Net Asset Value Per Share	$5.66
Maximum Offering Price Per Share, (net asset value plus 4.44% of net asset value)	$5.91
Class B Shares:
Net Assets	$368,758
Shares Outstanding (unlimited shares authorized, $0.01 par value)	64,858
Net Asset Value Per Share	$5.69
Class L Shares:
Net Assets	$8,262,628
Shares Outstanding (unlimited shares authorized, $0.01 par value)	1,460,656
Net Asset Value Per Share	$5.66
Class I Shares:
Net Assets	$216,306,026
Shares Outstanding (unlimited shares authorized, $0.01 par value)	37,805,441
Net Asset Value Per Share	$5.72
Class C Shares:
Net Assets	$23,254,893
Shares Outstanding (unlimited shares authorized, $0.01 par value)	4,114,906
Net Asset Value Per Share	$5.65
Class IS Shares:
Net Assets	$210,777,323
Shares Outstanding (unlimited shares authorized, $0.01 par value)	36,833,578
Net Asset Value Per Share	$5.72

See Notes to Financial Statements

Morgan Stanley Global Fixed Income Opportunities Fund

Financial Statements continued

Statement of Operations For the year ended October 31, 2017

Net Investment Income: Income
Interest (net of $119,714 foreign withholding tax)	$22,855,217
Dividends from affiliate (Note 8)	109,819
Income from securities loaned - net	63,398
Total Income	23,028,434
Expenses
Advisory fee (Note 4)	1,615,159
Distribution fee (Class A shares) (Note 5)	202,658
Distribution fee (Class B shares) (Note 5)	4,707
Distribution fee (Class L shares) (Note 5)	44,341
Distribution fee (Class C shares) (Note 5)	222,233
Administration fee (Note 4)	403,790
Sub transfer agent fees and expenses (Class A shares)	80,812
Sub transfer agent fees and expenses (Class B shares)	693
Sub transfer agent fees and expenses (Class L shares)	7,569
Sub transfer agent fees and expenses (Class I shares)	105,598
Sub transfer agent fees and expenses (Class C shares)	12,135
Professional fees	156,410
Custodian fees (Note 9)	140,355
Registration fees	100,687
Shareholder reports and notices	60,581
Transfer agent fees and expenses (Class A shares) (Note 6)	27,436
Transfer agent fees and expenses (Class B shares) (Note 6)	2,535
Transfer agent fees and expenses (Class L shares) (Note 6)	3,050
Transfer agent fees and expenses (Class I shares) (Note 6)	9,401
Transfer agent fees and expenses (Class C shares) (Note 6)	3,378
Transfer agent fees and expenses (Class IS shares) (Note 6)	2,193
Trustees' fees and expenses	12,977
Other	128,115
Total Expenses	3,346,813
Less: rebate from Morgan Stanley affiliated cash sweep (Note 8)	(26,657)
Less: reimbursement of class specific expenses (Class B shares) (Note 4)	(2,004)
Net Expenses	3,318,152
Net Investment Income	19,710,282

See Notes to Financial Statements

Morgan Stanley Global Fixed Income Opportunities Fund

Financial Statements continued

Statement of Operations For the year ended October 31, 2017

Realized and Unrealized Gain (Loss): Realized Gain (Loss) on:
Investments	$(1,185,518)
Futures contracts	2,369,027
Swap agreements	(965,451)
Foreign currency forward exchange contracts	(3,078,843)
Foreign currency translation	272,114
Net Realized Loss	(2,588,671)
Change in Unrealized Appreciation (Depreciation) on:
Investments (Net of increase in deferred capital gain country tax of $53,065)	21,422,552
Futures contracts	(329,303)
Swap agreements	(2,422,716)
Foreign currency forward exchange contracts	(2,537,612)
Foreign currency translation	46,811
Net Change in Unrealized Appreciation (Depreciation)	16,179,732
Net Gain	13,591,061
Net Increase	$33,301,343

See Notes to Financial Statements

Morgan Stanley Global Fixed Income Opportunities Fund

Financial Statements continued

Statements of Changes in Net Assets

	FOR THE YEAR ENDED OCTOBER 31, 2017	FOR THE YEAR ENDED OCTOBER 31, 2016
Increase (Decrease) in Net Assets: Operations:
Net investment income	$19,710,282	$14,775,113
Net realized loss	(2,588,671)	(5,211,734)
Net change in unrealized appreciation (depreciation)	16,179,732	8,329,917
Net Increase	33,301,343	17,893,296
Dividends and Distributions to Shareholders from:
Net Investment Income
Class A shares	(2,017,703)	(4,020,915)
Class B shares	(10,632)	(29,879)
Class L shares	(205,904)	(433,610)
Class I shares	(5,120,385)	(6,601,888)
Class C shares	(443,338)	(560,218)
Class IS shares	(5,528,320)	(4,816,297)
Paid-in-Capital
Class A shares	(730,352)	—
Class B shares	(3,848)	—
Class L shares	(74,531)	—
Class I shares	(1,853,435)	—
Class C shares	(160,476)	—
Class IS shares	(2,001,097)	—
Total Dividends and Distributions	(18,150,021)	(16,462,807)
Net increase from transactions in shares of beneficial interest	34,355,439	152,001,755
Net Increase	49,506,761	153,432,244
Net Assets:
Beginning of period	488,433,020	335,000,776
End of Period (Including dividends in excess of net investment income of $(518,902) and $(1,964,922))	$537,939,781	$488,433,020

See Notes to Financial Statements

Morgan Stanley Global Fixed Income Opportunities Fund

Notes to Financial Statements  ■  October 31, 2017

1. Organization and Accounting Policies

Morgan Stanley Global Fixed Income Opportunities Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund applies investment company accounting and reporting guidance. The Fund's primary investment objective is to seek a high level of current income and, as a secondary objective, to maximize total return, but only to the extent consistent with its primary objective. The Fund was organized as a Massachusetts business trust on December 20, 1991 and commenced operations on April 9, 1992. On July 28, 1997, the Fund converted to a multiple class share structure.

The Fund offers Class A shares, Class B shares, Class L shares, Class I shares, Class C shares and Class IS shares. The six classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase and some Class A shares, most Class B shares, and most Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within eighteen months, six years and one year, respectively. Class L shares, Class I shares and Class IS shares are not subject to a sales charge. Additionally, Class A shares, Class B shares, Class L shares, and Class C shares incur distribution expenses.

The Fund suspended offering Class B and Class L shares to all investors (February 25, 2013 and April 30, 2015, respectively). Class B and Class L shareholders of the Fund do not have the option of purchasing additional Class B or Class L shares. However, the existing Class B and Class L shareholders may invest through reinvestment of dividends and distributions.

The following is a summary of significant accounting policies:

A. Valuation of Investments — (1) Certain portfolio securities may be valued by an outside pricing service/vendor approved by the Fund's Board of Trustees (the "Trustees"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads, and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges; (2) an equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the

Morgan Stanley Global Fixed Income Opportunities Fund

Notes to Financial Statements  ■  October 31, 2017 continued

current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (3) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers; (4) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser") or Morgan Stanley Investment Management Limited (the "Sub-Adviser"), each a wholly-owned subsidiary of Morgan Stanley, determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Trustees or by the Adviser using a pricing service and/or procedures approved by the Trustees; (5) certain senior collateralized loans ("Senior Loans") are valued based on quotations received from an independent pricing service; (6) futures are valued at the settlement price on the exchange on which they trade or, if a settlement price is unavailable, at the last sale price on the exchange; (7) OTC swaps may be valued by an outside pricing service approved by the Trustees or quotes from a broker or dealer. Swaps cleared on a clearinghouse or exchange may be valued using the closing price provided by the clearinghouse or exchange; (8) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (9) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Trustees have responsibility for determining in good faith the fair value of the investments, and the Trustees may appoint others, such as the Fund's Adviser or a valuation committee, to assist the Trustees in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Trustees. Under procedures approved by the Trustees, the

Morgan Stanley Global Fixed Income Opportunities Fund

Notes to Financial Statements  ■  October 31, 2017 continued

Fund's Adviser has formed a Valuation Committee whose members are approved by the Trustees. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Trustees. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

B. Accounting for Investments — Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date. Discounts are accreted and premiums are amortized over the life of the respective securities and are included in interest income. Interest income is accrued daily as earned.

C. Multiple Class Allocations — Investment income, realized and unrealized gain (loss), and non-class specific expenses are allocated daily based upon the proportion of net assets of each class. Class specific expenses are borne by the respective share classes and include Distribution, Transfer Agent and Sub Transfer Agent fees.

D. Senior Loans — Senior Loans are typically structured by a syndicate of lenders ("Lenders"), one or more of which administers the Senior Loan on behalf of the Lenders ("Agent"). Lenders may sell interests in Senior Loans to third parties ("Participations") or may assign all or a portion of their interest in a Senior Loan to third parties ("Assignments"). Senior Loans are exempt from registration under the Securities Act of 1933. Presently, Senior Loans are not readily marketable and are often subject to restrictions on resale.

Morgan Stanley Global Fixed Income Opportunities Fund

Notes to Financial Statements  ■  October 31, 2017 continued

E. Foreign Currency Translation and Foreign Investments — The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

— investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

— investment transactions and investment income at the prevailing rates of exchange on the dates of  such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

F. Securities Lending — The Fund may lend securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Fund. The Fund receives cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily by State Street Bank and Trust Company ("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to

Morgan Stanley Global Fixed Income Opportunities Fund

Notes to Financial Statements  ■  October 31, 2017 continued

the borrowers and compensation to the lending agent, and is recorded as "Income from securities loaned — net" in the Fund's Statement of Operations.

The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The following table presents financial instruments that are subject to enforceable netting arrangements as of October 31, 2017.

GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS AND LIABILITIES

GROSS ASSET AMOUNT PRESENTED IN STATEMENT OF ASSETS AND LIABILITIES		FINANCIAL INSTRUMENT	COLLATERAL RECEIVED		NET AMOUNT (NOT LESS THAN $0)
$8,791,343	(a)	$—	$(8,791,343	)(b)(c)	$0

(a)  Represents market value of loaned securities at period end.

(b)  The Fund received cash collateral of $8,820,585, which was subsequently invested in Morgan Stanley Institutional Liquidity Funds as reported in the Portfolio of Investments. In addition, the Fund received non-cash collateral of $135,200 in the form of U.S. Government obligations, which the Fund cannot sell or repledge, and accordingly are not reflected in the Portfolio of Investments.

(c)  The actual collateral received is greater than the amount shown here due to overcollateralization.

FASB ASC 860, "Transfers & Servicing: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures", is intended to provide increased transparency about the types of collateral pledged in securities lending transactions and other similar transactions that are accounted for as secured borrowing.

The following table displays a breakdown of transactions accounted for as secured borrowings, the gross obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of October 31, 2017.

	REMAINING CONTRACTUAL MATURITY OF THE AGREEMENTS
	OVERNIGHT AND CONTINUOUS	<30 DAYS	BETWEEN 30 & 90 DAYS	>90 DAYS	TOTAL
Securities Lending Transactions
Corporate Bonds	$3,215,258	$—	$—	$—	$3,215,258
Sovereign	432,489	—	—	—	432,489
U.S. Treasury Securities	5,172,838	—	—	—	5,172,838
Total Borrowings	$8,820,585	$—	$—	$—	$8,820,585
Gross amount of recognized liabilities for securities lending transactions					$8,820,585

G. Dividends and Distributions to Shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid monthly. Net realized capital gains, if any, are distributed at least annually.

Morgan Stanley Global Fixed Income Opportunities Fund

Notes to Financial Statements  ■  October 31, 2017 continued

H. Use of Estimates — The preparation of financial statements in accordance with generally accepted accounting principles in the United States ("GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

I. Indemnifications — The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

2. Fair Valuation Measurements

Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs); and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 — unadjusted quoted prices in active markets for identical investments

•  Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 — significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

Morgan Stanley Global Fixed Income Opportunities Fund

Notes to Financial Statements  ■  October 31, 2017 continued

The following is a summary of the inputs used to value the Fund's investments as of October 31, 2017.

INVESTMENT TYPE	LEVEL 1 UNADJUSTED QUOTED PRICES	LEVEL 2 OTHER SIGNIFICANT OBSERVABLE INPUTS	LEVEL 3 SIGNIFICANT UNOBSERVABLE INPUTS		TOTAL
Assets:
Fixed Income Securities
Corporate Bonds	$—	$215,802,889	$—	†	$215,802,889 †
Sovereign	—	129,481,773	—		129,481,773
Agency Fixed Rate Mortgages	—	141,486	—		141,486
Asset-Backed Securities	—	51,490,343	—		51,490,343
Collateralized Mortgage Obligations — Agency Collateral Series	—	3,919,921	—		3,919,921
Commercial Mortgage-Backed Securities	—	19,421,714	—		19,421,714
Mortgages — Other	—	63,762,833	—		63,762,833
Variable Rate Senior Loan Interests	—	14,569,452	—		14,569,452
Total Fixed Income Securities	—	498,590,411	—	†	498,590,411 †
Short-Term Investments
U.S. Treasury Securities	—	9,940,040	—		9,940,040
Investment Company	39,746,321	—	—		39,746,321
Total Short-Term Investments	39,746,321	9,940,040	—		49,686,361
Foreign Currency Forward Exchange Contracts:	—	2,588,450	—		2,588,450
Futures Contracts	596,654	—	—		596,654
Interest Rate Swap Agreements	—	49,309	—		49,309
Total Assets	40,342,975	511,168,210	—	†	551,511,185 †
Liabilities:
Foreign Currency Forward Exchange Contracts:	—	(473,848)	—		(473,848)
Futures Contracts	(475,090)	—	—		(475,090)
Credit Default Swap Agreements	—	(2,221,342)	—		(2,221,342)
Interest Rate Swap Agreements	—	(664,067)	—		(664,067)
Total Liabilities	(475,090)	(3,359,257)	—		(3,834,347)
Total	$39,867,885	$507,808,953	$—	†	$547,676,838 †

†  Includes one security which is valued at zero.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Fund recognizes transfers between the levels as of the end of the period. As of October 31, 2017, the Fund did not have any investments transfer between investment levels.

Morgan Stanley Global Fixed Income Opportunities Fund

Notes to Financial Statements  ■  October 31, 2017 continued

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

CORPORATE BOND
Beginning Balance	$—	†
Purchases	—
Sales	—
Amortization of discount	—
Transfers in	—
Transfers out	—
Corporate actions	—
Change in unrealized appreciation (depreciation)	—
Realized gains (losses)	—
Ending Balance	$—	†
Net change in unrealized appreciation (depreciation) from investments still held as of October 31, 2017	$—	†

†  Includes one security which is valued at zero.

3. Derivatives

The Fund may, but it is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Fund's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission

Morgan Stanley Global Fixed Income Opportunities Fund

Notes to Financial Statements  ■  October 31, 2017 continued

rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser and/or Sub-Adviser seek to use derivatives to further the Fund's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Fund used during the period and their associated risks:

Foreign Currency Forward Exchange Contracts — The Fund entered into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency forward exchange contract ("currency contract") is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Currency contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. In addition, the Fund may use cross currency hedging or proxy hedging with respect to currencies in which the Fund has or expects to have portfolio or currency exposure. Cross currency hedges involve the sale of one currency against the positive exposure to a different currency and may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies. To the extent hedged by the use of currency contracts, the precise matching of the currency contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Furthermore, such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is additional risk to the extent that currency contracts create exposure to currencies in which the Fund's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. The use of currency contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract. A currency contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains (losses) when the currency contract is closed equal to the difference between the value of the currency contract at the time it was opened and the value at the time it was closed.

Futures — A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying asset, reference rate or index at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through

Morgan Stanley Global Fixed Income Opportunities Fund

Notes to Financial Statements  ■  October 31, 2017 continued

either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures contracts can be highly volatile, using futures contracts can lower total return, and the potential loss from futures contracts can exceed the Fund's initial investment in such contracts. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with which the Fund has open positions in the futures contract.

Swaps — The Fund may enter into OTC swap contracts or cleared swap transactions. An OTC swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indices, reference rates, currencies or other instruments. Typically swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Fund's obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each party. Cleared swap transactions may help reduce counterparty credit risk. In a cleared swap, the Fund's ultimate counterparty is a clearinghouse rather than a swap dealer, bank or other financial institution. OTC swap agreements are not entered into or traded on exchanges and often there is no central clearing or guaranty function for OTC swaps. These OTC swaps are often subject to credit risk or the risk of default or non-performance by the counterparty. Both OTC and cleared swaps could result in losses if interest rates, foreign currency exchange rates or other factors are not correctly anticipated by the Fund or if the reference index, security or investments do not perform as expected. During the period swap agreements are open, payments are received from or made to the clearinghouse or counterparty based upon changes in the value of the contract (variation margin). The Dodd-Frank Wall Street Reform and Consumer Protection Act and related regulatory developments require the clearing and exchange-trading of certain standardized swap transactions. Mandatory exchange-trading and clearing is occurring on a phased-in basis.

The Fund's use of swaps during the period included those based on the credit of an underlying security commonly referred to as "credit default swaps." The Fund may be either the buyer or seller in a credit default swap. Where the Fund is the buyer of a credit default swap contract, it would typically be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract only in the event of a default or similar event by the issuer of the debt

Morgan Stanley Global Fixed Income Opportunities Fund

Notes to Financial Statements  ■  October 31, 2017 continued

obligation. If no default occurs, the Fund would have paid to the counterparty a periodic stream of payments over the term of the contract and received no benefit from the contract. When the Fund is the seller of a credit default swap contract, it typically receives the stream of payments but is obligated to pay an amount equal to the par (or other agreed-upon) value of a referenced debt obligation upon the default or similar event by the issuer of the referenced debt obligation. The use of credit default swaps could result in losses to the Fund if the Adviser fails to correctly evaluate the creditworthiness of the issuer of the referenced debt obligation.

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap agreement and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap agreement and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The Fund's maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the swap agreement.

The current credit rating of each individual issuer is listed in the table following the Fund of Investments and serves as an indicator of the current status of the payment/performance risk of the credit derivative. Alternatively, for credit default swaps on an index of credits, the quoted market prices and current values serve as an indicator of the current status of the payment/performance risk of the credit derivative. Generally, lower credit ratings and increasing market values, in absolute terms, represent a deterioration of the credit and a greater likelihood of an adverse credit event of the issuer.

When the Fund has an unrealized loss on a swap agreement, the Fund has instructed the custodian to pledge cash or liquid securities as collateral with a value approximately equal to the amount of the unrealized loss. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate. If applicable, cash collateral is included with "Due from (to) broker" in the Statement of Assets and Liabilities.

Morgan Stanley Global Fixed Income Opportunities Fund

Notes to Financial Statements  ■  October 31, 2017 continued

Upfront payments paid or received by the Fund will be reflected as an asset or liability, respectively, in the Statement of Assets and Liabilities.

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund's financial position and results of operations.

The following table sets forth the fair value of the Fund's derivative contracts by primary risk exposure as of October 31, 2017.

PRIMARY RISK EXPOSURE	ASSET DERIVATIVES STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		LIABILITY DERIVATIVES STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Interest Rate Risk	Variation margin on open futures contracts	$596,654	(d)	Variation margin on open futures contracts	$(475,090	)(d)
Credit Risk	Unrealized appreciation on open swap agreements	—		Unrealized depreciation on open swap agreements	(1,895,323)
	Variation margin on open swap agreements	—		Variation margin on open swap agreement	(326,019	)(d)
Interest Rate Risk	Variation margin on open swap agreements	49,309	(d)	Variation margin on open swap agreements	(664,067	)(d)
Currency Risk	Unrealized appreciation on open foreign currency forward exchange contracts	2,588,450		Unrealized depreciation on open foreign currency forward exchange contracts	(473,848)
		$3,234,413			$(3,834,347)

(d)  Includes cumulative appreciation (depreciation) as reported in the Portfolio of Investments. Only current day's net variation margin is reported within the Statement of Assets and Liabilities.

The following tables set forth by primary risk exposure the Fund's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended October 31, 2017 in accordance with ASC 815.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES

PRIMARY RISK EXPOSURE	FUTURES CONTRACTS	FOREIGN CURRENCY FORWARD EXCHANGE CONTRACTS	SWAP AGREEMENTS
Interest Rate Risk	$2,369,027	$—	$(834,308)
Credit Risk	—	—	(131,143)
Currency Risk	—	(3,078,843)	—
Total	$2,369,027	$(3,078,843)	$(965,451)

Morgan Stanley Global Fixed Income Opportunities Fund

Notes to Financial Statements  ■  October 31, 2017 continued

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES

PRIMARY RISK EXPOSURE	FUTURES CONTRACTS	FOREIGN CURRENCY FORWARD EXCHANGE CONTRACTS	SWAP AGREEMENTS
Interest Rate Risk	$(329,303)	$—	$(614,758)
Credit Risk	—	—	(1,807,958)
Currency Risk	—	(2,537,612)	—
Total	$(329,303)	$(2,537,612)	$(2,422,716)

At October 31, 2017, the Fund's derivative assets and liabilities are as follows:

GROSS AMOUNTS OF ASSETS AND LIABILITIES PRESENTED IN THE STATEMENT OF ASSETS AND LIABILITIES

DERIVATIVES(e)	ASSETS(f)	LIABILITIES(f)
Foreign Currency Forward Exchange Contracts	$2,588,450	$(473,848)
Swap Agreements	—	(1,895,323)
Total	$2,588,450	$(2,369,171)

(e)  Excludes exchange-traded derivatives.

(f)  Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain OTC derivative financial instruments' payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as swap, forward, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Fund exercises its right to terminate a Master Agreement after a counterparty experiences a

Morgan Stanley Global Fixed Income Opportunities Fund

Notes to Financial Statements  ■  October 31, 2017 continued

termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Fund's net liability may be delayed or denied.

The following tables present derivative financial instruments that are subject to enforceable netting arrangements as of October 31, 2017.

GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES

COUNTERPARTY	GROSS ASSET DERIVATIVES PRESENTED IN STATEMENTS OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENT	COLLATERAL RECEIVED(g)	NET AMOUNT (NOT LESS THAN $0)
Australia and New Zealand Banking Group	$1,513	$(159)	$—	$1,354
Bank of America NA	69,958	(69,958)	—	0
Barclays Bank PLC	1,553,311	(184,046)	(1,369,265)	0
BNP Paribas SA	374,793	—	(340,000)	34,793
Citibank NA	413	(213)	—	200
Goldman Sachs International	173	—	—	173
HSBC Bank PLC	17,749	(12,100)	—	5,649
JPMorgan Chase Bank NA	24,734	(24,734)	—	0
State Street Bank and Trust Co.	26,399	(7,578)	—	18,821
UBS AG	519,407	(5,807)	(340,000)	173,600
Total	$2,588,450	$(304,595)	$(2,049,265)	$234,590

GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES

COUNTERPARTY	GROSS LIABILITY DERIVATIVES PRESENTED IN STATEMENTS OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENT	COLLATERAL PLEDGED(g)	NET AMOUNT (NOT LESS THAN $0)
Australia and New Zealand Banking Group	$159	$(159)	$—	$0
Bank of America NA	84,881	(69,958)	—	14,923
Barclays Bank PLC	184,046	(184,046)	—	0
Citibank NA	213	(213)	—	0
Credit Suisse International	975,088	—	(975,088)	0
Deutsche Bank AG	89,966	—	(69,163)	20,803
Goldman Sachs International	830,269	—	(830,269)	0
HSBC Bank PLC	12,100	(12,100)	—	0
JPMorgan Chase Bank NA	45,165	(24,734)	—	20,431
Royal Bank of Canada	117,975	—	—	117,975
State Street Bank and Trust Co.	7,578	(7,578)	—	0
UBS AG	5,807	(5,807)	—	0
Westpac Banking Corp.	15,924	—	—	15,924
Total	$2,369,171	$(304,595)	$(1,874,520)	$190,056

(g)  In some instances, the actual collateral received or pledged may be more than the amount shown here due to overcollateralization.

Morgan Stanley Global Fixed Income Opportunities Fund

Notes to Financial Statements  ■  October 31, 2017 continued

For the year ended October 31, 2017, the average monthly amount outstanding for each derivative type is as follows:

Foreign Currency Forward Exchange Contracts:
Average monthly principal amount	$356,216,127
Futures Contracts:
Average monthly original value	$120,991,691
Swap Agreements:
Average monthly notional amount	$77,187,417

4. Advisory/Administration and Sub-Advisory Agreements

Pursuant to an Investment Advisory Agreement with the Adviser, the Fund pays an advisory fee, accrued daily and paid monthly, by applying the annual rate of 0.32% to the net assets of the Fund determined as of the close of each business day.

The Adviser also serves as the Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

Under a Sub-Advisory Agreement between the Adviser and the Sub-Adviser, the Sub-Adviser provides the Fund with advisory services, subject to the overall supervision of the Adviser and the Fund's Officers and Trustees. The Adviser pays the Sub-Adviser on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund.

The Adviser/Administrator has agreed to reduce its advisory fee, its administration fee and/or reimburse the Fund so that total annual operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.95% for Class A, 1.59% for Class B, 1.24% for Class L, 0.60% for Class I, 1.70% for Class C and 0.57% for Class IS. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time that the Trustees act to discontinue all or a portion of such waivers and/or expense reimbursements when they deem such action is appropriate. For the year ended October 31, 2017, $2,004 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

Morgan Stanley Global Fixed Income Opportunities Fund

Notes to Financial Statements  ■  October 31, 2017 continued

5. Plan of Distribution

Shares of the Fund are distributed by Morgan Stanley Distribution, Inc. (the "Distributor"), an affiliate of the Adviser/Administrator and Sub-Adviser. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A — up to 0.25% of the average daily net assets of Class A shares; (ii) Class B — up to 0.85% of the average daily net assets of Class B shares; (iii) Class L — up to 0.50% of the average daily net assets of Class L shares; and (iv) Class C — up to 1.00% of the average daily net assets of Class C shares.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may or may not be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts totaled $12,698,831 at October 31, 2017.

In the case of Class A shares, Class L shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25%, 0.50% and 1.00% of the average daily net assets of Class A shares, Class L shares and Class C shares, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales commission credited to Financial Intermediaries at the time of sale may be reimbursed in the subsequent calendar year. For the year ended October 31, 2017, the distribution fee was accrued for Class A shares, Class L shares and Class C shares at the annual rate of 0.25%, 0.50% and 1.00%, respectively.

The Distributor has informed the Fund that for the year ended October 31, 2017, it received contingent deferred sales charges from certain redemptions of the Fund's Class A share, Class B shares and Class C shares of $10, $67 and $122, respectively, and received $33,181 in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges, which are not an expense of the Fund.

6. Dividend Disbursing and Transfer Agent

The Fund's dividend disbursing and transfer agent is Boston Financial Data Services, Inc. ("BFDS"). Pursuant to a Transfer Agency Agreement, the Fund pays BFDS a fee based on the number of classes, accounts and transactions relating to the Fund.

Morgan Stanley Global Fixed Income Opportunities Fund

Notes to Financial Statements  ■  October 31, 2017 continued

7. Shares of Beneficial Interest

Transactions in shares of beneficial interest were as follows:

	FOR THE YEAR ENDED OCTOBER 31, 2017		FOR THE YEAR ENDED OCTOBER 31, 2016
	SHARES	AMOUNT	SHARES	AMOUNT
CLASS A SHARES
Sold	1,791,274	$9,971,444	3,184,869	$17,140,887
Conversion from Class B	40,355	223,154	43,544	233,927
Reinvestment of dividends	456,063	2,521,059	695,607	3,749,853
Redeemed	(4,257,512)	(23,570,938)	(8,367,201)	(45,097,559)
Net decrease — Class A	(1,969,820)	(10,855,281)	(4,443,181)	(23,972,892)
CLASS B SHARES
Exchanged	16,111	88,738	23,889	129,169
Conversion to Class A	(40,210)	(223,154)	(43,360)	(233,927)
Reinvestment of dividends	2,155	11,899	5,063	27,392
Redeemed	(56,401)	(313,079)	(30,662)	(165,302)
Net decrease — Class B	(78,345)	(435,596)	(45,070)	(242,668)
CLASS L SHARES
Exchanged	81,068	445,021	85,570	455,616
Reinvestment of dividends	50,146	276,904	80,220	432,338
Redeemed	(474,502)	(2,619,516)	(689,846)	(3,735,772)
Net decrease — Class L	(343,288)	(1,897,591)	(524,056)	(2,847,818)
CLASS I SHARES
Sold	13,859,892	77,732,645	18,315,257	100,488,512
Reinvestment of dividends	1,070,479	5,991,653	1,048,170	5,716,645
Redeemed	(8,363,090)	(46,744,025)	(12,322,476)	(67,326,296)
Net increase — Class I	6,567,281	36,980,273	7,040,951	38,878,861
CLASS C SHARES
Sold	956,361	5,296,285	2,559,885	13,858,145
Reinvestment of dividends	100,965	557,367	92,826	500,675
Redeemed	(891,115)	(4,930,117)	(567,435)	(3,077,015)
Net increase — Class C	166,211	923,535	2,085,276	11,281,805
CLASS IS SHARES
Sold	413,528	2,324,025	25,996,977	141,516,581
Reinvestment of dividends	1,345,634	7,529,039	865,094	4,740,712
Redeemed	(37,483)	(212,965)	(3,175,875)	(17,352,826)
Net increase — Class IS	1,721,679	9,640,099	23,686,196	128,904,467
Net increase in Fund	6,063,718	$34,355,439	27,800,116	$152,001,755

Morgan Stanley Global Fixed Income Opportunities Fund

Notes to Financial Statements  ■  October 31, 2017 continued

8. Security Transactions and Transactions with Affiliates

The cost of purchases and proceeds from sales of investment securities, excluding short-term investments, for the year ended October 31, 2017, aggregated $416,605,269 and $400,135,694, respectively. Included in the aforementioned are purchases and sales of U.S. Government securities of $3,989,568 and $35,562,391, respectively.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds – Government Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the year ended October 31, 2017, advisory fees paid were reduced by $26,657 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of the Liquidity Funds during the year ended October 31, 2017 is as follows:

AFFILIATED INVESTMENT COMPANY	VALUE OCTOBER 31, 2016	PURCHASES AT COST	PROCEEDS FROM SALES	DIVIDEND INCOME	REALIZED GAIN (LOSS)	CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	VALUE OCTOBER 31, 2017
Liquidity Funds	$21,047,998	$256,660,796	$237,962,473	$109,819	$—	$—	$39,746,321

The Fund has an unfunded noncontributory defined benefit pension plan covering certain independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on factors which include years of service and compensation. The Trustees voted to close the plan to new participants and eliminate the future benefits growth due to increases to compensation after July 31, 2003. At October 31, 2017, the Fund had an accrued pension liability of $51,387, which is reflected as "Trustees' fees" in the Statement of Assets and Liabilities.

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley Funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Trustees in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended October 31, 2017, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited

Morgan Stanley Global Fixed Income Opportunities Fund

Notes to Financial Statements  ■  October 31, 2017 continued

with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

9. Custodian Fees

State Street (the "Custodian") serves as Custodian for the Fund in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

10. Federal Income Tax Status

It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the tax years in the four-year period ended October 31, 2017, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income

Morgan Stanley Global Fixed Income Opportunities Fund

Notes to Financial Statements  ■  October 31, 2017 continued

for tax purposes. The tax character of distributions paid during fiscal years 2017 and 2016 was as follows:

2017 DISTRIBUTIONS PAID FROM:		2016 DISTRIBUTIONS PAID FROM:
ORDINARY INCOME	PAID-IN- CAPITAL	ORDINARY INCOME
$13,326,282	$4,823,739	$16,462,807

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to gains/losses on paydowns, swaps and foreign currency, tax adjustments on debt securities sold by the Fund, a nondeductible expense and an expired capital loss carryforward, resulted in the following reclassifications among the Fund's components of net assets at October 31, 2017:

DIVIDENDS IN EXCESS OF NET INVESTMENT INCOME	ACCUMULATED NET REALIZED LOSS	PAID-IN-CAPITAL
$(4,937,980)	$34,776,045	$(29,838,065)

At October 31, 2017, the Fund had no distributable earnings on a tax basis.

At October 31, 2017, the Fund had available for Federal income tax purposes unused short-term capital losses of $6,030,312 and long-term capital losses of $683,369 that do not have an expiration date.

In addition, at October 31, 2017, the Fund had available for Federal income tax purposes capital loss carryforwards which will expire on the indicated dates:

AMOUNT	EXPIRATION
$44,367,385	October 31, 2018

During the year ended October 31, 2017, capital loss carryforwards of $29,800,962 expired for federal income tax purposes.

Morgan Stanley Global Fixed Income Opportunities Fund

Notes to Financial Statements  ■  October 31, 2017 continued

To the extent that capital loss carryforwards are used to offset any future capital gains realized during the carryover period as provided by U.S. federal income tax regulations, no capital gains tax liability will be incurred by the Fund for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders. During the year ended October 31, 2017, the Fund utilized capital loss carryforwards for U.S. federal income tax purposes of $1,705,082.

11. Credit Facility

The Fund and other Morgan Stanley funds participated in a $150,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or 1 month LIBOR rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility. During the year ended October 31, 2017, the Fund did not have any borrowings under the Facility.

12. Other

At October 31, 2017, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 44.2%.

13. Purposes of and Risks Relating to Certain Financial Instruments

The Fund may invest in mortgage securities, including securities issued by the Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC"). These are fixed income securities that derive their value from or represent interests in a pool of mortgages or mortgage securities. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and could result in losses to the Fund. The risk of such defaults is generally higher in the case of mortgage pools that include sub-prime mortgages. Sub-prime mortgages refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages. The securities held by the Fund are not backed by sub-prime mortgages.

Additionally, securities issued by FNMA and FHLMC are not backed by or entitled to the full faith and credit of the United States; rather, they are supported by the right of the issuer to borrow from the U.S. Department of the Treasury.

Morgan Stanley Global Fixed Income Opportunities Fund

Notes to Financial Statements  ■  October 31, 2017 continued

The Federal Housing Finance Agency ("FHFA") serves as conservator of FNMA and FHLMC and the U.S. Department of the Treasury has agreed to provide capital as needed to ensure FNMA and FHLMC continue to provide liquidity to the housing and mortgage markets.

The Fund may lend securities to qualified financial institutions, such as broker-dealers, to earn additional income. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Morgan Stanley Global Fixed Income Opportunities Fund

Financial Highlights

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

	FOR THE YEAR ENDED OCTOBER 31,
	2017		2016(1)		2015		2014		2013
Class A Shares
Selected Per Share Data:
Net asset value, beginning of period	$5.49		$5.51		$5.77		$5.65		$5.70
Income (loss) from investment operations:
Net investment income(2)	0.20		0.19		0.18		0.22		0.26
Net realized and unrealized gain (loss)	0.16		0.01		(0.21)		0.11		(0.06)
Total income (loss) from investment operations	0.36		0.20		(0.03)		0.33		0.20
Less distributions from:
Net investment income	(0.14)		(0.22)		(0.23)		(0.21)		(0.25)
Paid-in-capital	(0.05)		—		—		—		—
Total distributions	(0.19)		(0.22)		(0.23)		(0.21)		(0.25)
Net asset value, end of period	$5.66		$5.49		$5.51		$5.77		$5.65
Total Return(3)	6.66%		3.72%		(0.53)%		5.91%		3.53%
Ratios to Average Net Assets:
Net expenses	0.90	%(4)	0.88	%(4)(6)	1.04	%(4)	1.16	%(4)(5)	1.19	%(4)(5)
Net investment income	3.66	%(4)	3.46	%(4)(6)	3.16	%(4)	3.72	%(4)(5)	4.51	%(4)(5)
Rebate from Morgan Stanley affiliate	0.01%		0.01%		0.00	%(7)	0.00	%(7)	0.00	%(7)
Supplemental Data:
Net assets, end of period, in thousands	$78,970		$87,515		$112,333		$106,612		$68,732
Portfolio turnover rate	84%		120%		102%		83%		91%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class A shares.

(2)  The per share amounts were computed using an average number of shares outstanding during the period.

(3)  Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

(4)  The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate."

(5)  If the Fund had borne all of its expenses that were waived by the Adviser/ Administrator, the annualized expense and net investment income ratios, would have been as follows:

PERIOD ENDED	EXPENSE RATIO	NET INVESTMENT INCOME RATIO
October 31, 2014	1.20%	3.68%
October 31, 2013	1.31	4.39

(6)  If the Fund had not received the reimbursement from the custodian, the annualized expense and net investment income ratios, would have been as follows:

PERIOD ENDED	EXPENSE RATIO	NET INVESTMENT INCOME RATIO
October 31, 2016	0.90%	3.44%

(7)  Amount is less than 0.005%.

See Notes to Financial Statements

Morgan Stanley Global Fixed Income Opportunities Fund

Financial Highlights continued

	FOR THE YEAR ENDED OCTOBER 31,
	2017		2016(1)		2015		2014		2013
Class B Shares
Selected Per Share Data:
Net asset value, beginning of period	$5.52		$5.54		$5.79		$5.67		$5.72
Income (loss) from investment operations:
Net investment income(2)	0.16		0.15		0.15		0.18		0.22
Net realized and unrealized gain (loss)	0.16		0.01		(0.21)		0.11		(0.06)
Total income (loss) from investment operations	0.32		0.16		(0.06)		0.29		0.16
Less distributions from:
Net investment income	(0.10)		(0.18)		(0.19)		(0.17)		(0.21)
Paid-in-capital	(0.05)		—		—		—		—
Total distributions	(0.15)		(0.18)		(0.19)		(0.17)		(0.21)
Net asset value, end of period	$5.69		$5.52		$5.54		$5.79		$5.67
Total Return(3)	5.84%		2.94%		(1.01)%		5.15%		2.85%
Ratios to Average Net Assets:
Net expenses	1.58	%(4)(5)	1.60	%(4)(5)(6)	1.68	%(4)(5)	1.84	%(4)(5)	1.77	%(4)(5)
Net investment income	2.96	%(4)(5)	2.74	%(4)(5)(6)	2.63	%(4)(5)	3.10	%(4)(5)	3.91	%(4)(5)
Rebate from Morgan Stanley affiliate	0.01%		0.01%		0.01%		0.00	%(7)	0.00	%(7)
Supplemental Data:
Net assets, end of period, in thousands	$369		$790		$1,042		$1,502		$1,969
Portfolio turnover rate	84%		120%		102%		83%		91%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of the Class B shares.

(2)  The per share amounts were computed using an average number of shares outstanding during the period.

(3)  Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

(4)  The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate."

(5)  If the Fund had borne all of its expenses that were waived by the Adviser/Administrator, the annualized expense and net investment income ratios, would have been as follows:

PERIOD ENDED	EXPENSE RATIO	NET INVESTMENT INCOME RATIO
October 31, 2017	1.95%	2.59%
October 31, 2016	1.84	2.50
October 31, 2015	1.88	2.43
October 31, 2014	2.02	2.92
October 31, 2013	1.88	3.80

(6)  If the Fund had not received the reimbursement from the custodian, the annualized expense and net investment income ratios, would have been as follows:

PERIOD ENDED	EXPENSE RATIO	NET INVESTMENT INCOME RATIO
October 31, 2016	1.62%	2.72%

(7)  Amount is less than 0.005%.

See Notes to Financial Statements

Morgan Stanley Global Fixed Income Opportunities Fund

Financial Highlights continued

	FOR THE YEAR ENDED OCTOBER 31,
	2017		2016(1)		2015		2014		2013
Class L Shares
Selected Per Share Data:
Net asset value, beginning of period	$5.49		$5.51		$5.77		$5.65		$5.70
Income (loss) from investment operations:
Net investment income(2)	0.19		0.17		0.17		0.20		0.24
Net realized and unrealized gain (loss)	0.16		0.01		(0.21)		0.12		(0.06)
Total income (loss) from investment operations	0.35		0.18		(0.04)		0.32		0.18
Less distributions from:
Net investment income	(0.13)		(0.20)		(0.22)		(0.20)		(0.23)
Paid-in-capital	(0.05)		—		—		—		—
Total distributions	(0.18)		(0.20)		(0.22)		(0.20)		(0.23)
Net asset value, end of period	$5.66		$5.49		$5.51		$5.77		$5.65
Total Return(3)	6.41%		3.48%		(0.73)%		5.63%		3.16%
Ratios to Average Net Assets:
Net expenses	1.13	%(4)	1.11	%(4)(6)	1.25	%(4)	1.42	%(4)(5)	1.55	%(4)(5)
Net investment income	3.42	%(4)	3.23	%(4)(6)	2.94	%(4)	3.46	%(4)(5)	4.15	%(4)(5)
Rebate from Morgan Stanley affiliate	0.01%		0.01%		0.01%		0.00	%(7)	0.00	%(7)
Supplemental Data:
Net assets, end of period, in thousands	$8,263		$9,909		$12,834		$9,275		$5,942
Portfolio turnover rate	84%		120%		102%		83%		91%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of the Class L shares.

(2)  The per share amounts were computed using an average number of shares outstanding during the period.

(3)  Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period. Effective February 25, 2013, Class C shares were renamed Class L shares. Class C shares held for less than one year were subject to a 1.0% contingent deferred sales charge. The contingent deferred sales charge on Class L shares was eliminated effective February 25, 2013.

(4)  The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate."

(5)  If the Fund had borne all of its expenses that were waived by the Adviser/Administrator, the annualized expense and net investment income ratios, would have been as follows:

PERIOD ENDED	EXPENSE RATIO	NET INVESTMENT INCOME RATIO
October 31, 2014	1.44%	3.44%
October 31, 2013	1.67	4.03

(6)  If the Fund had not received the reimbursement from the custodian, the annualized expense and net investment income ratios, would have been as follows:

PERIOD ENDED	EXPENSE RATIO	NET INVESTMENT INCOME RATIO
October 31, 2016	1.13%	3.21%

(7)  Amount is less than 0.005%.

See Notes to Financial Statements

Morgan Stanley Global Fixed Income Opportunities Fund

Financial Highlights continued

	FOR THE YEAR ENDED OCTOBER 31,
	2017		2016(1)		2015		2014		2013
Class I Shares
Selected Per Share Data:
Net asset value, beginning of period	$5.55		$5.57		$5.82		$5.71		$5.75
Income (loss) from investment operations:
Net investment income(2)	0.22		0.21		0.18		0.23		0.27
Net realized and unrealized gain (loss)	0.16		0.00	(3)	(0.18)		0.11		(0.05)
Total income (loss) from investment operations	0.38		0.21		(0.00	)(3)	0.34		0.22
Less distributions from:
Net investment income	(0.16)		(0.23)		(0.25)		(0.23)		(0.26)
Paid-in-capital	(0.05)		—		—		—		—
Total distributions	(0.21)		(0.23)		(0.25)		(0.23)		(0.26)
Net asset value, end of period	$5.72		$5.55		$5.57		$5.82		$5.71
Total Return(4)	6.93%		4.00%		(0.17)%		6.19%		3.95%
Ratios to Average Net Assets:
Net expenses	0.57	%(5)	0.57	%(5)(7)	0.69	%(5)	0.80	%(5)(6)	0.94	%(5)(6)
Net investment income	3.99	%(5)	3.77	%(5)(7)	3.18	%(5)	3.88	%(5)(6)	4.77	%(5)(6)
Rebate from Morgan Stanley affiliate	0.01%		0.01%		0.01%		0.01%		0.00	%(8)
Supplemental Data:
Net assets, end of period, in thousands	$216,306		$173,507		$134,841		$29,761		$3,130
Portfolio turnover rate	84%		120%		102%		83%		91%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of the Class I shares.

(2)  The per share amounts were computed using an average number of shares outstanding during the period.

(3)  Amount is less than $0.005.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate."

(6)  If the Fund had borne all of its expenses that were waived by the Adviser/Administrator, the annualized expense and net investment income ratios, would have been as follows:

PERIOD ENDED	EXPENSE RATIO	NET INVESTMENT INCOME RATIO
October 31, 2014	0.86%	3.82%
October 31, 2013	1.08	4.63

(7)  If the Fund had not received the reimbursement from the custodian, the annualized expense and net investment income ratios, would have been as follows:

PERIOD ENDED	EXPENSE RATIO	NET INVESTMENT INCOME RATIO
October 31, 2016	0.60%	3.74%

(8)  Amount is less than 0.005%.

See Notes to Financial Statements

Morgan Stanley Global Fixed Income Opportunities Fund

Financial Highlights continued

	FOR THE YEAR ENDED OCTOBER 31,		PERIOD FROM
			APRIL 30, 2015(2)
	2017	2016(1)	TO OCTOBER 31, 2015
Class C Shares
Selected Per Share Data:
Net asset value, beginning of period	$5.49	$5.51	$5.73
Income (loss) from investment operations:
Net investment income(3)	0.16	0.15	0.03
Net realized and unrealized gain (loss)	0.15	0.01	(0.17)
Total income (loss) from investment operations	0.31	0.16	(0.14)

Less distributions from:

Net investment income	(0.10)		(0.18)		(0.08)
Paid-in-capital	(0.05)		—		—
Total distributions	(0.15)		(0.18)		(0.08)
Net asset value, end of period	$5.65		$5.49		$5.51
Total Return(4)	5.76%		3.03%		(2.48	)%(8)
Ratios to Average Net Assets:
Net expenses	1.58	%(5)	1.58	%(5)(6)	1.74	%(5)(9)
Net investment income	2.98	%(5)	2.76	%(5)(6)	1.22	%(5)(9)
Rebate from Morgan Stanley affiliate	0.01%		0.01%		0.00	%(7)(9)
Supplemental Data:
Net assets, end of period, in thousands	$23,255		$21,673		$10,269
Portfolio turnover rate	84%		120%		102%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of the Class C shares.

(2)  Commencement of Offering.

(3)  The per share amounts were computed using an average number of shares outstanding during the period.

(4)  Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

(5)  The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate."

(6)  If the Fund had not received the reimbursement from the custodian, the annualized expense and net investment income ratios, would have been as follows:

PERIOD ENDED	EXPENSE RATIO	NET INVESTMENT INCOME RATIO
October 31, 2016	1.61%	2.73%

(7)  Amount is less than 0.005%.

(8)  Not annualized.

(9)  Annualized.

See Notes to Financial Statements

Morgan Stanley Global Fixed Income Opportunities Fund

Financial Highlights continued

	FOR THE YEAR ENDED OCTOBER 31,								PERIOD FROM
									SEPTEMBER 13, 2013(2)
	2017		2016(1)		2015		2014		TO OCTOBER 31, 2013
Class IS Shares
Selected Per Share Data:
Net asset value, beginning of period	$5.55		$5.57		$5.83		$5.71		$5.55
Income (loss) from investment operations:
Net investment income(3)	0.23		0.21		0.21		0.18		0.03
Net realized and unrealized gain (loss)	0.15		0.01		(0.22)		0.17		0.17
Total income (loss) from investment operations	0.38		0.22		(0.01)		0.35		0.20
Less distributions from:
Net investment income	(0.16)		(0.24)		(0.25)		(0.23)		(0.04)
Paid-in-capital	(0.05)		—		—		—		—
Total distributions	(0.21)		(0.24)		(0.25)		(0.23)		(0.04)
Net asset value, end of period	$5.72		$5.55		$5.57		$5.83		$5.71
Total Return(4)	6.99%		4.07%		(0.13)%		6.21%		3.70	%(9)
Ratios to Average Net Assets:
Net expenses	0.51	%(5)	0.49	%(5)(7)	0.64	%(5)	0.66	%(5)(6)	0.84	%(5)(6)(10)
Net investment income	4.05	%(5)	3.85	%(5)(7)	3.60	%(5)	3.06	%(5)(6)	4.54	%(5)(6)(10)
Rebate from Morgan Stanley affiliate	0.01%		0.01%		0.00	%(8)	0.02%		0.00	%(8)(10)
Supplemental Data:
Net assets, end of period, in thousands	$210,777		$195,039		$63,680		$40,579		$10
Portfolio turnover rate	84%		120%		102%		83%		91%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of the Class IS shares.

(2)  Commencement of Offering.

(3)  The per share amounts were computed using an average number of shares outstanding during the period.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate."

(6)  If the Fund had borne all of its expenses that were waived by the Adviser/Administrator, the annualized expense and net investment income ratios, would have been as follows:

PERIOD ENDED	EXPENSE RATIO	NET INVESTMENT INCOME RATIO
October 31, 2014	0.97%	2.75%
October 31, 2013	1.91	3.47

(7)  If the Fund had not received the reimbursement from the custodian, the annualized expense and net investment income ratios, would have been as follows:

PERIOD ENDED	EXPENSE RATIO	NET INVESTMENT INCOME RATIO
October 31, 2016	0.53%	3.81%

(8)  Amount is less than 0.005%.

(9)  Not annualized.

(10)  Annualized.

See Notes to Financial Statements

Morgan Stanley Global Fixed Income Opportunities Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Morgan Stanley Global Fixed Opportunities Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Morgan Stanley Global Fixed Income Opportunities Fund (the "Fund"), as of October 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley Global Fixed Income Opportunities Fund at October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
December 21, 2017

Morgan Stanley Global Fixed Income Opportunities Fund

Investment Advisory Agreement Approval (unaudited)

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Adviser (as defined herein) under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board reviewed similar information and factors regarding the Sub-Adviser (as defined herein), to the extent applicable. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Adviser under the administration agreement, including accounting, operations, clerical, bookkeeping, compliance, business management and planning, legal services and the provision of supplies, office space and utilities at the Adviser's expense. The Board also considered the Adviser's investment in personnel and infrastructure that benefits the Fund. (The Adviser and Sub-Adviser together are referred to as the "Adviser" and the advisory, sub-advisory and administration agreements together are referred to as the "Management Agreement.") The Board also considered that the Adviser serves a variety of other investment advisory clients and has experience overseeing service providers. The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as presented to the Board by Broadridge Financial Solutions, Inc. ("Broadridge").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the administrative and advisory services to the Fund. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Fund and supported its decision to approve the Management Agreement.

Performance, Fees and Expenses of the Fund

The Board reviewed the performance, fees and expenses of the Fund compared to its peers, as presented by Broadridge, and to appropriate benchmarks where applicable. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund's performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance, as of December 31, 2016, or since inception, as applicable). When a fund underperforms its benchmark and/or its peer group average, the Board and the Adviser discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel. The Board noted that the Fund's performance was better than its peer group average for the one-, three- and five-year periods. The Board discussed with the Adviser the level of the advisory and administration fees (together, the "management fee") for this Fund relative to comparable funds and/or other accounts advised by the Adviser and/or compared to its peers as presented by Broadridge. In addition to the management fee, the Board also reviewed the Fund's total expense ratio. The Board noted that the Fund's management fee

Morgan Stanley Global Fixed Income Opportunities Fund

Investment Advisory Agreement Approval (unaudited) continued

and total expense ratio were lower than its peer group averages. After discussion, the Board concluded that the Fund's (i) performance was competitive with its peer group average; and (ii) management fee and total expense ratio were competitive with its peer group averages.

Economies of Scale

The Board considered the size and growth prospects of the Fund and how that relates to the Fund's total expense ratio and particularly the Fund's management fee rate, which does not include breakpoints. In conjunction with its review of the Adviser's profitability, the Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Fund and whether the management fee level is appropriate relative to current and projected asset levels and/or whether the management fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and/or potential economies of scale of the Fund supports its decision to approve the Management Agreement.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Fund and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser's expenses and profitability supports its decision to approve the Management Agreement.

Other Benefits of the Relationship

The Board considered other direct and indirect benefits to the Adviser and/or its affiliates derived from their relationship with the Fund and other funds advised by the Adviser. These benefits may include, among other things, fees for trading, distribution and/or shareholder servicing and for transaction processing and reporting platforms used by securities lending agents, and research received by the Adviser generated from commission dollars spent on funds' portfolio trading. The Board reviewed with the Adviser these arrangements and the reasonableness of the Adviser's costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Management Agreement.

Resources of the Adviser and Historical Relationship Between the Fund and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the historical relationship between the Fund and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Fund's

Morgan Stanley Global Fixed Income Opportunities Fund

Investment Advisory Agreement Approval (unaudited) continued

operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Fund to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund's business.

General Conclusion

After considering and weighing all of the above factors, with various written materials and verbal information presented by the Adviser, the Board concluded that it would be in the best interest of the Fund and its shareholders to approve renewal of the Management Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single piece of information or factor referenced above. The Board considered these factors and information over the course of the year and in numerous meetings, some of which were in executive session with only the independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors, and the information presented, differently in reaching their individual decisions to approve the Management Agreement.

Morgan Stanley Global Fixed Income Opportunities Fund

Privacy Notice (unaudited)

Morgan Stanley Investment Management Inc.
An Important Notice Concerning Our U.S. Privacy Policy

We are required by federal law to provide you with a copy of our privacy policy annually. This policy applies to current and former individual investors in funds managed or sponsored by Morgan Stanley Investment Management Inc. ("MSIM") as well as current and former individual clients of MSIM. This policy is not applicable to partnerships, corporations, trusts or other non-individual clients or investors. Please note that we may amend this policy at any time, and will inform you of any changes as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Notice describes what non-public personal information we collect about you, why we collect it, when we may share it with others and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you to affiliated companies in the Morgan Stanley family of companies ("other Morgan Stanley companies"). It also discloses how you may limit use of certain shared information for marketing purposes by other Morgan Stanley branded companies. Throughout this policy, we refer to the non-public information that personally identifies you or your accounts as "personal information."

1. What Personal Information Do We Collect About You?

We obtain personal information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

For example:

•  We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through subscription documents, applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

Morgan Stanley Global Fixed Income Opportunities Fund

Privacy Notice (unaudited) continued

•  If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." Please consult the Terms of Use of these sites for more details.

2. When Do We Disclose Personal Information We Collect About You?

We may disclose personal information we collect about you to other Morgan Stanley companies and to non-affiliated third parties.

a. Information We Disclose To Other Morgan Stanley Companies. We may disclose personal information to other Morgan Stanley companies for a variety of reasons, including to manage your account(s) effectively, to service and process your transactions, to let you know about products and services offered by us and other Morgan Stanley companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from other Morgan Stanley companies are developed under conditions designed to safeguard your personal information.

b. Information We Disclose To Non-affiliated Third Parties. We do not disclose personal information that we collect about you to non-affiliated third parties except to those who provide marketing services on our behalf, to financial institutions with whom we have joint marketing agreements, and as otherwise required or permitted by law. For example, we may disclose personal information to non-affiliated third parties for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a non-affiliated third party, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose or as may be permitted or required by law.

3. How Do We Protect The Security And Confidentiality Of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

Morgan Stanley Global Fixed Income Opportunities Fund

Privacy Notice (unaudited) continued

4. How Can You Limit The Sharing Of Certain Types Of Personal Information With Other Morgan Stanley Companies?

We offer you choices as to whether we share with other Morgan Stanley companies the personal information that was collected to determine your eligibility for products and services you request ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with other Morgan Stanley companies ("opt-out"), we may still share personal information, including eligibility information, with those companies in circumstances excluded from the opt-out under applicable law, such as to process transactions or to service your account.

5. How Can You Limit The Use Of Certain Types Of Personal Information By Other Morgan Stanley Companies For Marketing?

By following the opt-out instructions in Section 6 below, you may limit other Morgan Stanley branded companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit Other Morgan Stanley Companies from using personal information about you that we may share with them for marketing their products and services to you, Other Morgan Stanley Companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the Other Morgan Stanley Company has its own relationship with you.

6. How Can You Send Us An Opt-Out Instruction?

If you wish to limit our sharing of eligibility information about you with other Morgan Stanley companies or other Morgan Stanley companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 6p.m.(EST)

•  Writing to us at the following address:
Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

Morgan Stanley Global Fixed Income Opportunities Fund

Privacy Notice (unaudited) continued

Your written request should include your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or if information used for Marketing (Section 5 above) or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party.

Your opt-out preference will remain in effect with respect to this policy (as it may be amended) until you notify us otherwise. If you have a joint account, your direction for us not to share this information with other Morgan Stanley companies and for those other Morgan Stanley companies not to use your personal information for marketing will be applied to all account holders on that account. Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about Morgan Stanley products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

7. What If An Affiliated Company Becomes A Non-affiliated Third Party?

If, at any time in the future, an affiliated company becomes a non-affiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to non-affiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a non-affiliated third party.

Morgan Stanley Global Fixed Income Opportunities Fund

Privacy Notice (unaudited) continued

Special Notice to Residents of Vermont
The following section supplements our policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above policy with respect to those clients only.
The state of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and non-affiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with non-affiliated third parties or other Morgan Stanley companies unless you provide us with your written consent to share such information ("opt-in").
If you wish to receive offers for investment products and services offered by or through other Morgan Stanley companies, please notify us in writing at the following address:
Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121
Your authorization should include your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third party.

Special Notice to Residents of California
The following section supplements our policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above policy with respect to those clients only.
In response to a California law, if your account has a California home address, your personal information will not be disclosed to non-affiliated third parties except as permitted by applicable California law, and we will limit sharing such information with our affiliates to comply with California privacy laws that apply to us.

Morgan Stanley Global Fixed Income Opportunities Fund

Trustee and Officer Information (unaudited)

Independent Trustees:

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Frank L. Bowman (73) c/o Perkins Coie LLP Counsel to the Independent Trustees 30 Rockefeller Plaza New York, NY 10112	Trustee	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				90

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Director of the U.S. Naval Submarine League; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Chairman of the charity J Street Cup Golf; Trustee of Fairhaven United Methodist Church; and Director of other various non-profit organizations.

Kathleen A. Dennis (64) c/o Perkins Coie LLP Counsel to the Independent Trustees 30 Rockefeller Plaza New York, NY 10112	Trustee	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	91	Director of various non-profit organizations.

Morgan Stanley Global Fixed Income Opportunities Fund

Trustee and Officer Information (unaudited) continued

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Nancy C. Everett (62) c/o Perkins Coie LLP Counsel to the Independent Trustees 30 Rockefeller Plaza New York, NY 10112	Trustee	Since January 2015	Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	91

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

Jakki L. Haussler (60) c/o Perkins Coie LLP Counsel to the Independent Trustees 30 Rockefeller Plaza New York, NY 10112	Trustee	Since January 2015	Chairman and Chief Executive Officer, Opus Capital Group (since January 1996); formerly, Director, Capvest Venture Fund, LP (May 2000- December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	91

Director of Cincinnati Bell Inc. and Member, Audit Committee and Compensation Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Morgan Stanley Global Fixed Income Opportunities Fund

Trustee and Officer Information (unaudited) continued

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Dr. Manuel H. Johnson (68) c/o Johnson Smick International, Inc. 220 I Street, NE — Suite 200 Washington, D.C. 20002	Trustee	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	91	Director of NVR, Inc. (home construction).
Joseph J. Kearns (75) c/o Kearns & Associates LLC 46 E Peninsula Center #385 Rolling Hills Estates, CA 90274-3712	Trustee	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	93

Member, Mount Saint Mary's University Investment Committee; Prior to August 10, 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.

Morgan Stanley Global Fixed Income Opportunities Fund

Trustee and Officer Information (unaudited) continued

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Michael F. Klein (59) c/o Perkins Coie LLP Counsel to the Independent Trustees 30 Rockefeller Plaza New York, NY 10112	Trustee	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000); Co-President, Aetos Alternatives Management, LLC (since January 2004) and Co-Chief Executive Officer of Aetos Capital LLC (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				90	Director of certain investment funds managed or sponsored by Aetos Capital, LLC; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia Maleski (57) c/o Perkins Coie LLP Counsel to the Independent Trustees 30 Rockefeller Plaza New York, NY 10112	Trustee	Since January 2017	Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer-Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	91	None.

Morgan Stanley Global Fixed Income Opportunities Fund

Trustee and Officer Information (unaudited) continued

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Michael E. Nugent (81) 522 Fifth Avenue New York, NY 10036	Chair of the Board and Trustee	Chair of the Boards since July 2006 and Trustee since July 1991	Chair of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006); General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013).	92	None.
W. Allen Reed (70) c/o Perkins Coie LLP Counsel to the Independent Trustees 30 Rockefeller Plaza New York, NY 10112	Trustee	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	91	Director of Legg Mason, Inc.; formerly, Director of the Auburn University Foundation (2010-2015).
Fergus Reid (85) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Trustee	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	92	Formerly, Trustee and Director of certain investment companies in the JP Morgan Fund Complex managed by JP Morgan Investment Management Inc. (1987-2012).

  *  This is the earliest date the Trustee began serving the Morgan Stanley Funds. Each Trustee serves an indefinite term, until his or her successor is elected.

  **  The Fund Complex includes (as of December 31, 2016) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

  ***  This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.

Morgan Stanley Global Fixed Income Opportunities Fund

Trustee and Officer Information (unaudited) continued

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon (54) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Product (since 2006).

Timothy J. Knierim (58) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since December 2016

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since December 2016) and Chief Compliance Officer of Morgan Stanley AIP GP LP (since 2014). Formerly, Managing Director and Deputy Chief Compliance Officer of the Adviser (2014-2016); and formerly, Chief Compliance Officer of Prudential Investment Management, Inc. (2007-2014).

Francis J. Smith (52) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin (50) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key (38) 522 Fifth Avenue New York, NY 10036	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

  *  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and qualifies.

Item 2.  Code of Ethics.

(a)           The Fund has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Fund or a third party.

(b)           No information need be disclosed pursuant to this paragraph.

(c)           Not applicable.

(d)           Not applicable.

(e)           Not applicable.

(f)

(1)           The Fund’s Code of Ethics is attached hereto as Exhibit 12 A.

(2)           Not applicable.

(3)           Not applicable.

Item 3.  Audit Committee Financial Expert.

The Fund’s Board of Trustees has determined that Joseph J. Kearns, an “independent” Trustee, is an “audit committee financial expert” serving on its audit committee. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4.  Principal Accountant Fees and Services.

(a)(b)(c)(d) and (g).  Based on fees billed for the periods shown:

2017

	Registrant		Covered Entities(1)
Audit Fees	$60,513		N/A

Non-Audit Fees
Audit-Related Fees	$—	(2)	$—	(2)
Tax Fees	$5,500	(3)	$10,659,594	(4)
All Other Fees	$—		$247,388	(5)
Total Non-Audit Fees	$5,500		$10,906,982

Total	$66,013		$10,906,982

2016

	Registrant		Covered Entities(1)
Audit Fees	$57,908		N/A

Non-Audit Fees
Audit-Related Fees	$—	(2)	$—	(2)
Tax Fees	$5,000	(3)	$9,000,199	(4)
All Other Fees	$—		$288,825	(5)
Total Non-Audit Fees	$5,000		$9,289,024

Total	$62,908		$9,289,024

N/A- Not applicable, as not required by Item 4.

(1)         Covered Entities include the Adviser (excluding sub-advisors) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant.

(2)         Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities’ and funds advised by the Adviser or its affiliates, specifically data verification and agreed-upon procedures related to asset securitizations and agreed-upon procedures engagements.

(3)         Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the preparation and review of the Registrant’s tax returns.

(4)         Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the review of Covered Entities’ tax returns.

(5)         All other fees represent project management for future business applications and improving business and operational processes.

(e)(1) The audit committee’s pre-approval policies and procedures are as follows:

APPENDIX A

AUDIT COMMITTEE

AUDIT AND NON-AUDIT SERVICES

PRE-APPROVAL POLICY AND PROCEDURES

OF THE

MORGAN STANLEY RETAIL AND INSTITUTIONAL FUNDS

AS ADOPTED AND AMENDED JULY 23, 2004,(1)

1.              Statement of Principles

The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor’s independence from the Fund.

The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee’s administration of the engagement of the independent auditor.  The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid.  Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”); or require the specific pre-approval of the Audit Committee or its delegate (“specific pre-approval”).  The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the Independent Auditors.  As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors.  Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee.  The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers and provides a different period and states otherwise.  The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval from the Audit Committee.  The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

(1)           This Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the “Policy”), adopted as of the date above, supersedes and replaces all prior versions that may have been adopted from time to time.

The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities.  It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the Independent Auditors to management.

The Fund’s Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors’ independence.

2.              Delegation

As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members.  The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

3.              Audit Services

The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee.  Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund’s financial statements.  These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit.  The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide.  Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

The Audit Committee has pre-approved the Audit services in Appendix B.1.  All other Audit services not listed in Appendix B.1 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

4.              Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements and, to the extent they are Covered Services, the Covered Entities or that are traditionally performed by the Independent Auditors.  Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services.  Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-SAR and/or N-CSR.

The Audit Committee has pre-approved the Audit-related services in Appendix B.2.  All other Audit-related services not listed in Appendix B.2 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

5.              Tax Services

The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the Independent Auditors may provide such services.

Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax Services in Appendix B.3.  All Tax services in Appendix B.3 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

6.              All Other Services

The Audit Committee believes, based on the SEC’s rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted.  Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The Audit Committee has pre-approved the All Other services in Appendix B.4.  Permissible All Other services not listed in Appendix B.4 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

7.              Pre-Approval Fee Levels or Budgeted Amounts

Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee.  Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee.  The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services.

8.              Procedures

All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund’s Chief Financial Officer and must include a detailed description of the services to be rendered.  The Fund’s Chief Financial Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee.  The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors.  Requests or applications to provide services that require specific approval by the

Audit Committee will be submitted to the Audit Committee by both the Independent Auditors and the Fund’s Chief Financial Officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

The Audit Committee has designated the Fund’s Chief Financial Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy.  The Fund’s Chief Financial Officer will report to the Audit Committee on a periodic basis on the results of its monitoring.  Both the Fund’s Chief Financial Officer and management will immediately report to the chairman of the Audit Committee any breach of this Policy that comes to the attention of the Fund’s Chief Financial Officer or any member of management.

9.              Additional Requirements

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor’s independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with Independence Standards Board No. 1, and discussing with the Independent Auditors its methods and procedures for ensuring independence.

10.       Covered Entities

Covered Entities include the Fund’s investment adviser(s) and any entity controlling, controlled by or under common control with the Fund’s investment adviser(s) that provides ongoing services to the Fund(s).  Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund’s audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund.  This list of Covered Entities would include:

Morgan Stanley Retail Funds

Morgan Stanley Investment Advisors Inc.

Morgan Stanley & Co. Incorporated

Morgan Stanley DW Inc.

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Morgan Stanley Services Company, Inc.

Morgan Stanley Distributors Inc.

Morgan Stanley Trust FSB

Morgan Stanley Institutional Funds

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Advisors Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Morgan Stanley & Co. Incorporated

Morgan Stanley Distribution, Inc.

Morgan Stanley AIP GP LP

Morgan Stanley Alternative Investment Partners LP

(e)(2)  Beginning with non-audit service contracts entered into on or after May 6, 2003, the audit committee also is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Registrant. 100% of such services were pre-approved by the audit committee pursuant to the Audit Committee’s pre-approval policies and procedures (attached hereto).

(f)     Not applicable.

(g)    See table above.

(h)    The audit committee of the Board of Trustees has considered whether the provision of services other than audit services performed by the auditors to the Registrant and Covered Entities is compatible with maintaining the auditors’ independence in performing audit services.

Item 5. Audit Committee of Listed Registrants.

(a) The Fund has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act whose members are:

Joseph J. Kearns, Jakki L. Haussler, Michael F. Klein and Allen W. Reed.

(b) Not applicable.

Item 6. Schedule of Investments

(a) Refer to Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Applicable only to reports filed by closed-end funds.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Applicable only to reports filed by closed-end funds.

Item 9. Closed-End Fund Repurchases

Applicable only to reports filed by closed-end funds.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

(a)  The Fund’s principal executive officer and principal financial officer have concluded that the Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b)  There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) The Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Morgan Stanley Global Fixed Income Opportunities Fund

/s/ John H. Gernon
John H. Gernon
Principal Executive Officer
December 19, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ John H. Gernon
John H. Gernon
Principal Executive Officer
December 19, 2017

/s/ Francis Smith
Francis Smith
Principal Financial Officer
December 19, 2017